EXHIBIT 10.1

FINANCING AGREEMENT
Dated as of July 30, 2010

by and among

FREDERICK’S OF HOLLYWOOD GROUP INC.,

and

CERTAIN OF ITS SUBSIDIARIES,

as Borrowers,

and

HILCO BRANDS, LLC,
as the Arranger and Agent

SCHEDULES AND EXHIBITS

Schedule 1.01(a)	Guarantors
Schedule 1.01(d)	Permitted Holders
Schedule 1.01(e)	Warehouse Locations
Schedule 2.02	Lenders’ Proportionate Shares
Schedule 5.01(e)	Subsidiaries
Schedule 5.01(f)	Litigation; Commercial Tort Claims
Schedule 5.01(g)	SEC Filings
Schedule 5.01(i)	ERISA
Schedule 5.01(o)	Real Property
Schedule 5.01(q)	Environmental Matters
Schedule 5.01(r)	Insurance
Schedule 5.01(u)	Intellectual Property
Schedule 5.01(v)	Material Contracts
Schedule 5.01(y)	Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Officer; FEIN
Schedule 5.01(bb)	Transactions with Affiliates
Schedule 5.01(cc)	Equity Capitalization
Schedule 6.01(s)	Debt Service Coverage Ratio
Schedule 6.02(b)	Existing Liens
Schedule 6.02(f)	Existing Investments
Schedule 6.02(j)	Transactions with Affiliates
Schedule 6.02(k)	Limitations on Dividends and Other Payment Restrictions

Exhibit A	Form of Guaranty
Exhibit B	Form of Note
Exhibit C	Form of Security Agreement
Exhibit D	Form of Intercreditor Agreement

FINANCING AGREEMENT

Financing Agreement, dated as of July 30, 2010, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”), the lending parties  from time to time a party hereto (individually a “Lender” and collectively, the “Lenders”) and Hilco Brands, LLC, a Delaware limited liability company, as arranger and agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers, Wells Fargo Retail Finance II, LLC (“Wells Fargo”) and certain other financial institutions are parties to a certain Amended and Restated Financing Agreement, dated as of January 28, 2008, and amended on September 9, 2008, September 21, 2009, October 23, 2009 and July 30, 2010 (as so amended, the “Existing Wells Fargo Agreement”);

WHEREAS, pursuant to the Existing Wells Fargo Agreement, Wells Fargo has made, among other credit facilities, a certain Bridge Loan Facility available to the Borrowers in the original principal amount of Two Million Dollars ($2,000,000.00) (the “Bridge Loan”);

WHEREAS, the Bridge Loan is due and payable in full on August 1, 2010; and

WHEREAS, the Borrowers have requested the Lenders to make a secured term loan in the original principal amount of Seven Million Dollars ($7,000,000.00) available to the Borrowers for the purposes of refinancing the Bridge Loan and to provide the Borrowers with additional working capital.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

SECTION 1.01.         Definitions As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Account Receivable” means any and all rights of the Borrowers to payment for goods sold and services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

“Action” has the meaning specified therefor in Section 9.12.

“Administrative Borrower” means Group.

“Affiliate” means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, including all Executive Officers and/or directors,  partners, or limited liability company managers (or persons who serve in similar capacities) of such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an “Affiliate” of any Loan Party.

“Agent” has the meaning specified therefor in the preamble hereto.

“Agent’s Account” means an account at a bank designated by the Agent from time to time as the account into which the Borrowers shall make all payments to the Agent for the benefit of the Lenders.

“Agent Advances” has the meaning specified therefor in Section 8.08(a).

“Agreement” means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Authorized Officer” means, as to any Person, any officer or other employee of such Person.

“Bailee Agreement” means an agreement completed in form and substance reasonably satisfactory to the Agent in its Permitted Discretion, duly executed and delivered by the applicable customs broker, bailee, warehouseman, or similar party, as the case may be, and Borrower.

“Bankruptcy Code” means Title 11 of the United States Code.

“Blocked Person” has the meaning specified therefor in Section 6.02(r).

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Borrower” and “Borrowers” have the meanings specified therefor in the preamble hereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Los Angeles, California and New York, New York are authorized or required to close.

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“Capital Expenditures” means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person, minus, with regard to the equipment that is purchased by such Person and its Subsidiaries simultaneously with the trade-in of existing equipment, fixed assets or improvements, the credit granted by the seller of such equipment for the trade-in of such equipment, fixed assets or improvements.

“Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents including options, warrants or other derivative instruments (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person including options, warrants or other derivative instruments.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement.

“Change of Control” means each occurrence of any of the following:

(a)           the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the Capital Stock of Group having the right to vote for the election of members of the Board of Directors of Group;

(b)           during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Group (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Group was approved by a vote of at least a majority the directors of Group then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of Group;

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(c)           the Parent shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each Borrower (other than Group) and each Guarantor, free and clear of all Liens (other than Liens in favor of the Agent);

(d)           Group shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of the Parent, free and clear of all Liens (other than Liens in favor of the Agent);  or

(e)           Group consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (i) any Borrower consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (ii) any entity consolidates with or merges into any other Loan Party unless the Parent has beneficial ownership of one hundred percent (100%) of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity.

“Closing Fee” has the meaning specified therefor in Section 3.02.

“Collateral” means (i) all of the Property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations, and (ii) all “Collateral” as defined in the Security Agreement.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any products warranties extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

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“Debt Service Coverage Ratio” means, for each relevant computation period specified at Schedule 6.01(s) (the “Computation Period”), the ratio of (a) EBITDA less: all Capital Expenditures paid during the relevant Computation Period and less all income tax expenses  paid during the relevant Computation Period, to (b) the sum for such Computation Period of total consolidated Interest Expense of the Borrowers for such Computation Period (excluding PIK Interest), plus required payments of principal of the Loan.

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Derivatives” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Domestic Subsidiary” means each Subsidiary of a Borrower that is not a Foreign Subsidiary.

“EBITDA” means, for any period, consolidated net income of the Borrowers, plus, to the extent deducted in determining consolidated net income of the Borrowers for such period, (i)  Interest Expense, (ii) income tax expense, and (iii) depreciation and amortization.

 “Effective Date” means July 30, 2010.

“Eligible Market” means the The New York Stock Exchange, Inc., the NYSE Amex Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market, OTC Bulletin Board or the Pink Sheets, or any market that is a successor to any of the foregoing.

“Employee Plan” means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrowers or any of its ERISA Affiliates.

“Environmental Actions” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties owned or operated by, or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; or (ii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

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“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned or operated by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

“Event of Default” means any of the events set forth in Section 7.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Taxes” means, with respect to the Agent or any Lender , (a) taxes imposed on (or measured by) its net income by the United States of America or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, the jurisdiction (or any political subdivision thereof) in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America pursuant to Section 884 of the Internal Revenue Code, or (c) any tax imposed on payments made by a Lender or the Agent to its members or partners.

“Executive Officer” means the chairman, president, chief executive officer or chief financial officer of Group or any other officer of Group performing such functions.

“Existing Wells Fargo Agreement” has the meaning set forth in the Recitals.

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“Fiscal Year” means the fiscal year of Group and its Subsidiaries ending on the last Saturday of July of each year.

“Foreign Subsidiary” means any Subsidiary of a Borrower that is organized under the law of a jurisdiction other than the United States or any state or Governmental Authority thereof.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Group” has the meaning specified therefor in the preamble hereto.

“Guarantor” means (i) Fredericks.com, Inc., a Nevada corporation; (ii) each Subsidiary of Group listed on Schedule 1.01(a) hereto; and (iii) each other Person which guarantees all or any part of the Obligations, and “Guarantors” means all of them, collectively.

“Guaranty” means a guaranty in substantially the form of Exhibit A, made by a Guarantor in favor of the Agent for the benefit of the Lenders, in which each such Guarantor guaranties and becomes surety for the payment of all or any part of the Obligations, pursuant to Section 6.01(c) or otherwise.

“Hazardous Materials” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; and (d) any asbestos and asbestos-containing materials.

“Indebtedness” means, without duplication, with respect to any Person, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services other than, subject to (iii) below, trade payables, payables to vendors or other account payables incurred in the ordinary course of such Person’s business (iii) trade payables, payables to vendors or other accounts payable incurred in the ordinary course of such Person’s business which, for periods commencing after January 29, 2011, are past due for more than 90 days after the date such payable was created; (iv) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (v) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (vi) all Capitalized Lease Obligations of such Person; (vii) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (viii) all obligations and liabilities, calculated on a basis reasonably satisfactory to the Agent and in accordance with accepted practice, of such Person under Derivatives; (ix) all Contingent Obligations; (x) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (xi) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xii) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person; and (xiii) all obligations referred to in clauses (i) through (xiii) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.  The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

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“Indemnified Matters” has the meaning specified therefor in Section 9.17.

“Indemnified Taxes” means all Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified therefor in Section 9.17.

“Initial Maturity Date” means July 30, 2013, or such earlier date on which the Loan shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Loan Documents.

“Intellectual Property” means, collectively, the Copyrights, Patents, Trademarks and Licenses, as those terms are defined in the Security Agreement.

“Intercreditor  Agreement” means the Intercreditor Agreement, dated as of the Effective Date, by and between the Agent and Wells Fargo, and acknowledged by the Borrowers.

“Interest Expense” means, for any period, the consolidated interest expense of the Borrowers.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder.

“Inventory” means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable, or cash.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts Receivable arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Capital Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

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“Joinder” has the meaning specified therefor in Section 9.07(b).

“Lease” means any lease of real property to which any Loan Party is a party as lessor or lessee.

“Lender” has the meaning specified therefor in the preamble hereto.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Loan” means the term loan made by the Lenders to the Borrowers pursuant to Section 2.02(a).

“Loan Documents” means this Agreement, the Note, the Security Agreement and Intercreditor Agreement, and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing the Loan or other Obligation.

“Loan Parties” means the Borrowers, collectively, and the Guarantors, collectively, and “Loan Party” means each of them, individually.

“Material Adverse Effect” means a material adverse effect on any of (i) the operations, business, any material assets or properties, condition (financial or otherwise) or prospects, of the Loan Parties taken as a whole, including, without limitation, any material adverse deviation at any time from the business plans delivered to the Agent pursuant to Section 6.01(a)(iv), the ability of any Loan Party to perform any of its material obligations under any Loan Document to which it is a party, (ii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iii) the rights and remedies of the Agent and the Lenders under any Loan Document, or (iv) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral.

“Material Contract” means (i) with respect to any Person, (x) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more in any calendar year (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium) and (y) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance or properties of a Borrower or of the Loan Parties taken as a whole; (ii) any agreements which involve, relate to or otherwise cover, the license, sale, acquisition, disposition or development of any of the Borrowers’ Intellectual Property or rights pertaining thereto, and (iii) any employment or consulting agreement or other agreement with an Executive Officer which provides for base and bonus compensation, fringe benefits, severance benefits, Change of Control payments, parachute payments,  or other payments, on a fixed or contingent basis,  that could result in the payment to such Executive Officer of an amount in excess of $200,000 in any consecutive twelve (12) month period.

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“Maturity Date” means July 30, 2014, or such earlier date on which the Loan shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Loan Documents.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

“Note” means the promissory note of the Borrowers, substantially in the form of Exhibit B, made jointly and severally payable to the order of Agent, evidencing the Indebtedness resulting from the making by Lenders to the Borrowers of Loan and delivered to such Agent pursuant to Article II, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

“Obligations” means (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), fees (including any fees that, but for the provisions of the Bankruptcy Code, would have accrued), indemnification payments, expense reimbursements (including any expense reimbursements that, but for the provisions of the Bankruptcy Code, would have accrued), or otherwise, and (ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.  Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any proceeding or voluntary case seeking to adjudicate it bankrupt or insolvent.

“Operating Lease Obligations” means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

“Other Taxes” means any and all present or future transfer, stamp, documentary, excise, property or other similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Parent” has the meaning specified therefor in the preamble hereto.

“Participant” means a commercial bank, financial institution, or other Person not an Affiliate of a Lender, to which a Lender sells participating interests in its Obligations and the other rights and interests of that Lender hereunder and under the other Loan Documents subject to the terms and conditions of this Agreement and the other Loan Documents.

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“Patriot Act” has the meaning set forth in Section 9.23.

“Payment Conditions” means:

(a)           Each of the Agent and Wells Fargo shall have received not less than ten (10) Business Days’ prior written notice of the intent to make a prepayment of principal in respect of the Loan in a minimum amount of $1,000,000 per each prepayment, which notice shall specify the date of such prepayment or payment and the amount intended to be prepaid or repaid;

(b)          at all times for the period thirty (30) days prior to the date such prepayment is made, actual Availability (as defined in the Existing Wells Fargo Agreement) shall be greater than $5,000,000 and on the date of and for six (6) months after giving effect to any such prepayment, pro forma Availability (as defined in the Existing Wells Fargo Agreement) shall be greater than $5,000,000;

(c)           Each of the Agent and Wells Fargo shall have received a Pro Forma Compliance Certificate (as defined in the Existing Wells Fargo Agreement) demonstrating that for all times for the period thirty (30) days prior to the date such prepayment is made, actual Availability (as defined in the Existing Wells Fargo Agreement) shall be greater than $5,000,000 and on the date of and for six (6) months after giving effect to any such prepayment, pro forma Availability (as defined in the Existing Wells Fargo Agreement) shall be greater than $5,000,000;

(d)          as of the date of such prepayment and after giving effect thereto on a pro forma basis, no “Default” or “Event of Default” as defined in the Existing Wells Fargo Agreement shall exist or have occurred and be continuing; and

(e)           as of the date of such prepayment and after giving effect thereto on a pro forma basis, no Default or Event of Default shall exist or have occurred and be continuing.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Holder” means the persons listed on Schedule 1.01(d), and any Affiliate of any such Person.

“Permitted Indebtedness” means:

(a)           any Indebtedness owing to the Agent and the Lenders under this Agreement and the other Loan Documents;

(b)           Indebtedness owing to Wells Fargo under the Existing Wells Fargo Agreement;

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(c)           Indebtedness constituting purchase money obligations for fixed or capital assets, provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $500,000; (d)refinancing of Indebtedness referred to in clause (b) so long as:  (A) the terms and conditions of such refinancing (taken as a whole) are not, in the Agent’s Permitted Discretion, materially more onerous to the Loan Parties and their Subsidiaries taken as a whole than the terms and conditions of the Indebtedness being refinanced, (B) such refinancing does not result in an increase in the principal amount of the Indebtedness so refinanced, (C) such refinancing does not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, (D) if the Indebtedness that is refinanced was subordinated in right of payment to any of the Obligations, then the terms and conditions of the refinancing must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the refinanced Indebtedness, and (E) the refinancing is non-recourse to any Loan Party other than any Loan Party which was obligated with respect to the Indebtedness that was refinanced; and

(e)           Capitalized Lease Obligations to the extent permitted under Section 6.02(g).

“Permitted Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof; (ii) commercial paper, maturing not more than two hundred and seventy (270) days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (iii) certificates of deposit maturing not more than two hundred and seventy (270) days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than ninety (90) days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, and (vi) tax exempt securities rated A or better by Moody’s or A+ or better by Standard & Poor’s.

“Permitted Liens” means:

(a)           Liens securing the Obligations or any Permitted Indebtedness;

(b)           Liens for taxes, assessments and governmental charges the payment of which is not required under Section 6.01(d).

(c)           Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money), and which Liens either (i) are for sums not yet delinquent, or (ii) are being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof;

(d)           Liens existing on the Effective Date, as set forth on Schedule 6.02(b), but not the extension of coverage thereof to other Property;

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(e)           deposits and pledges securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts, including those for utilities (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due; and

(f)           easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

“PIK Interest” has the meaning specified therefor in Section 2.03(a).

“Post-Default Rate” means a rate of interest per annum equal to eighteen percent (18%), inclusive of PIK Interest and Regular Interest.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Pro Rata Share” means the percentage obtained by dividing (i) such Lender’s share of the Loan, by (ii) the total unpaid principal amount of the Loan.

“Register” has the meaning specified therefor in Section 9.07(d)

“Regular Interest” has the meaning specified therefor in Section 2.03(a).

“Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

“Remedial Action” means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. § 9601.

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“Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which notice is automatically waived under the PBGC regulations or is otherwise not subject to the provision for thirty (30) day notice to the PBGC under the regulations promulgated under such Section).

“Restricted Payment” has the meaning set forth in Section 6.02(h).

“Required Lenders” means such Lender or Lenders whose Pro Rata Shares, at the time of such determination, aggregate at least seventy-five percent (75%) of the Obligations.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” as the meaning set forth in Section 5.01(g).

“Security Agreement” means, individually and collectively, the Security Agreement made and delivered by each Loan Party in favor of the Agent for the benefit of the Lenders, each of which shall be substantially in the form of Exhibit C hereto, as the same may be amended, supplemented, restated, modified or extended from time to time.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than fifty percent (50%) of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, fees, restrictions, conditions or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority.

“Termination Event” means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, (v) the imposition of a Lien under Section 4068 of ERISA or Section 412(n) of the Internal Revenue Code or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

“Uniform Commercial Code” means the Uniform Commercial Code, as in effect from time to time in New York.

“WARN” has the meaning specified therefor in Section 5.01(i).

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“Wells Fargo” has the meaning set forth in the Recitals.

SECTION 1.02.         Terms Generally The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  References in this Agreement to “determination” by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

SECTION 1.03.         Accounting and Other Terms Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP; provided, however, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any financial covenant contained, the Agent (in its sole discretion) and Administrative Borrower shall negotiate amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, such financial covenant shall be calculated as if no such change in GAAP has occurred.  All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 1.04.         Time References Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time, as in effect in New York, New York on such day.  For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

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ARTICLE II

THE LOAN

SECTION 2.01.         Secured Loan The Loan and all of the Obligations shall be secured by a first priority lien on and security interest in the Intellectual Property of the Borrowers, and by a second priority lien on and security interest in all other Property of the Borrowers, in accordance with the terms and provisions of the Security Agreement and the Intercreditor Agreement.  Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Lenders severally agree to make the Loan to the Borrowers.   Once repaid, the Loan may not be re-borrowed.

SECTION 2.02.         Note; Repayment of Loan.

(a)  The Loan made by the Lenders (in the proportionate shares set forth opposite each Lender’s name on Schedule 2.02 hereto) to the Borrowers shall be evidenced by the Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered to and made payable to the order of the Agent, as arranger and agent for the Lenders in the original principal amount of Seven Million Dollars ($7,000,000.00).

(b)  Unless otherwise required to be sooner paid pursuant to the provisions of this Agreement, the outstanding principal amount of the Loan shall be due and payable as follows:  fifty percent (50%) of the outstanding principal balance of the Loan shall be due and payable on the Initial Maturity Date, together with all interest accrued thereon, and the outstanding principal balance of the Loan shall be due and payable on the Maturity Date together with all accrued interest thereon.

SECTION 2.03.         Interest.

(a)  Accrual of Interest.  Interest on the unpaid principal amount of the Loan for the period commencing on the Effective Date until the Loan is paid in full at the fixed rate of nine percent (9.0%) per annum (“Regular Interest”) and an additional six percent (6.0%) per annum payment-in-kind (“PIK”) interest (“PIK Interest”) shall accrue and compound annually on the unpaid principal amount of the Loan and all outstanding and unpaid accrued interest for the period commencing on the Effective Date until the Loan is paid in full. Upon and after the occurrence of an Event of Default, all PIK Interest shall become due and payable in the same manner and on the same dates as payments of Regular Interest.

(b)  Default Interest.  To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Loan and all fees and indemnities of the Borrowers under this Agreement, the Note and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

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(c)  Interest Payment.  Subject to paragraph (e) of this Section 2.03, Regular Interest on the Loan shall be payable quarterly, in arrears, on the first day of each calendar quarter, commencing on the first day of October, 2010 and at maturity (whether upon demand, by acceleration or otherwise).  Interest at the Post-Default Rate shall be payable monthly, in arrears, on the first day of each month and at maturity (whether upon demand, by acceleration or otherwise).  PIK Interest shall be payable on the Initial Maturity Date and on the Maturity Date provided, however, that Borrowers shall have the right, at the end of any calendar quarter, to pay all or any portion of the then accrued PIK Interest.

(d)  General.  All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

(e)  Prepayments.  The Borrowers may prepay the Loan at any time; provided, however, that: (i) so long as the Discharge of Revolving Loan Debt (as defined in the Intercreditor Agreement) has not occurred, the Payment Conditions shall have been satisfied, as determined by the Permitted Discretion of Wells Fargo, and (ii) any prepayment shall be accompanied by a prepayment fee in an amount equal to two percent (2.0%) of the amount of principal prepaid during the first twelve (12) months of the term of the Loan, and by a prepayment fee in an amount equal to one percent (1.0%) of the amount of principal prepaid during months 13 through 36 of the term of the Loan.

ARTICLE III

FEES, PAYMENTS AND OTHER COMPENSATION

SECTION 3.01.         Payments; Computations and Statements The Borrowers will make each payment under the Loan not later than 1:00 p.m. (New York, New York time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Agent’s Account.  All payments received by the Agent after 1:00 p.m. (New York, New York time) on any Business Day will be credited to the Agent’s Account on the next succeeding Business Day.  All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent and the Lenders.  After receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof.  Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.  All computations of fees shall be made by the Agent on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable.  Each determination by the Agent of an interest rate or fees hereunder shall be presumptive evidence of such rates and fees for all purposes in the absence of manifest error.

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SECTION 3.02.         Closing Fee The Borrowers shall pay to the Agent for the account of the Lenders in accordance with their Pro Rata Shares a non-refundable closing fee (the “Closing Fee”) equal to Two Hundred Eighty Thousand Dollars ($280,000.00) which shall be fully earned and payable on the Effective Date.

SECTION 3.03.         Taxes. (a) All payments made by the Borrowers hereunder, under the Note or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes.  If the Borrowers shall be required by law to deduct or to withhold any Indemnified Taxes from or in respect of any amount payable hereunder,

(i)             the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders or the Agent pursuant to this sentence) the Lenders and the Agent receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

(ii)            the Borrowers shall make such deductions or withholdings, and

(iii)           the Borrowers shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Indemnified Taxes or Other Taxes are payable by the Borrowers, as promptly as possible thereafter, Administrative Borrower shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be reasonably satisfactory to the Lenders or the Agent, as the case may be) showing payment.

(b)  The Borrowers shall pay and hereby agree to indemnify and hold the Lenders and the Agent harmless from and against all Indemnified Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.03) paid by any Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender makes written demand which demand shall identify the nature and amount of Indemnified Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

SECTION 3.04.         Apportionment of Payments After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) second, to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Loan and Agent Advances until paid in full; (iv) fourth, to pay principal of Agent Advances until paid in full; (vi) fifth, ratably to pay principal of the Loan until paid in full; (vii) sixth, to the ratable payment of all other Obligations then due and payable; and (vii) seventh, to the Borrowers or such other Person entitled thereto under applicable law.

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SECTION 3.05.         Joint and Several Liability of the Borrowers.

(a)  Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations.  Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 3.05), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.  If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.  Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 3.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

(b)  The provisions of this Section 3.05 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy.  The provisions of this Section 3.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

(c)  Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations (other than unasserted contingent indemnification Obligations) have been paid in full in cash.  Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

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ARTICLE IV

CONDITIONS TO LOAN

SECTION 4.01.         Conditions Precedent to Effectiveness This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

(a)  Payment of Fees, Etc.   The Borrowers shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 3.02 and 9.04.

(b)  Representations and Warranties; No Event of Default.  The following statements shall be true and correct:  (i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Agent or the Lenders pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

(c)  Legality.  The making of the Loan shall not contravene any law, rule or regulation applicable to the Agent or the Lenders.

(d)  Delivery of Documents.  The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

(i)           a Note payable to the order of the Agent duly executed by the Borrowers;

(ii)          the Security Agreement duly executed by each of the Borrowers;

(iii)         the Intercreditor  Agreement duly executed by the Agent and Wells Fargo;

(iv)         a Guaranty duly executed by Fredericks.com, Inc.;

(v)          a copy of the resolutions of each Loan Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the Loan and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

(vi)         a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

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(vii)        a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states, together with confirmation by telephone or telegram (where available) on the Effective Date from such official(s) as to such matters;

(viii)       a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party, certified as of a date not more than thirty (30) days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party;

(ix)          a copy of the by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

(x)           an opinion of Graubard Miller, counsel to the Loan Parties, as to such matters as the Agent may reasonably request;

(xi)          a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in subsection (b) of this Section 4.01;

(xii)         certified copies of request for copies of information on Form UCC-1, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices specified by the Agent, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

(xiii)        a certificate of the chief financial officer of each Loan Party with respect to the matters set forth in Section 5.01(t) hereto, which certificate shall be in form and substance satisfactory to the Agent;

(xiv)       evidence of the insurance coverage required by Section 6.01(h) and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the additional insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days’ prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request; and

(xv)        a true and correct copy of a duly executed amendment to the Existing Wells Fargo Agreement, in form and substance satisfactory to the Agent; and

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(xvi)       such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

(e)           Material Adverse Change.  The Agent shall have determined, in its sole judgment exercised reasonably and after giving effect to the transactions contemplated hereby and by the other Loan Documents, that no material adverse change shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of any Loan Party since April 24, 2010.

(f)           Due Diligence.  The Agent shall have completed its financial and legal due diligence with respect to each Loan Party and the Collateral and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion exercised in good faith.

(g)           Proceedings; Receipt of Documents.  All proceedings in connection with the making of the Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.01.         Representations and Warranties Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a)  Organization, Good Standing, Etc.   Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to borrow the Loan as provided for herein, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly authorized or qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b)  Authorization, Etc.   The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, any applicable law, any Material Contract or any agreement, instrument or other document evidencing, governing or securing any Indebtedness of such Loan Party, (iii) do not and will not contravene any other agreement, instrument or document binding on or otherwise affecting it or any of its properties, to the extent the obligation thereunder is material or to the extent such contravention (either individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect, (iv) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (v) do not and will not result in any suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where such suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

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(c)  Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

(d)  Execution and Binding Effect.  Each of the Loan Documents required to be executed and delivered on or prior to the date hereof has been duly and validly executed and delivered by each of the Loan Parties which is a party thereto and constitute legal, valid and binding obligations of each of the Loan Parties which is a party thereto enforceable in accordance with the terms hereof or thereof.  Each Loan Document that is not required to be executed and delivered by any Loan Party prior to the Effective Date, when executed and delivered, will be validly executed and delivered by the Loan Party thereto, and will constitute legal, valid and binding obligations of the Loan Party thereto, enforceable in accordance with the terms thereof.

(e)  Subsidiaries.  Schedule 5.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of Group in existence on the date hereof.  All of the issued and outstanding Capital Stock of such Subsidiaries has been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  Except as indicated on such Schedule, all such Capital Stock is owned by Group or one or more of its wholly-owned Subsidiaries, free and clear of all Liens. Schedule 5.01(e) identifies all Domestic Subsidiaries and Foreign Subsidiaries, and includes a brief description of the nature and type of business conducted by the Foreign Subsidiaries and certain financial information.

(f)   Litigation; Commercial Tort Claims.  Except as set forth in Schedule 5.01(f), (i) there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement, the Note or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claim for more than $50,000 in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

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(g)  SEC Documents and Financial Condition.

(i)           Since April 24, 2010, no event or development has occurred that has had or could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)          SEC Documents; Financial Statements.  Except as disclosed in Schedule 5.01(g), during the two (2) years prior to the date hereof, Group has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than as may have been subsequently restated or amended in an amended or subsequent report.  As of their respective dates, the consolidated financial statements of Group included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with GAAP, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of Group as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of Group to  the Agent which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(iii)         Foreign Corrupt Practices.  Neither the Group nor any of the Borrowers, nor to the knowledge of Group, any director, officer, agent, employee or other Person acting on behalf of Group or any of the Borrowers  has, in the course of its actions for, or on behalf of, Group or any of the Borrowers (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(iv)         Sarbanes-Oxley Act.  Group is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

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(v)          Internal Accounting and Disclosure Controls.  Group maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) designed to ensure that information required to be disclosed by Group in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Group in the reports that it files or furnishes under the Exchange Act is accumulated and communicated to Group's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(vi)         Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between Group and an unconsolidated or other off balance sheet entity that is required to be disclosed by Group in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(h)  Compliance with Laws, Etc.  No Loan Party is in violation of (i) its organizational documents, (ii) any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its material property or assets, or (iii) any term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except in the case of clauses (ii) or (iii), where such violation could not reasonably be expected to have a Material Adverse Effect (either individually or in the aggregate).

(i)   ERISA.  Except as set forth on Schedule 5.01(i), (i) each Employee Plan is in substantial compliance with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agent, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous sixty (60) months, and (v) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code at any time during the previous sixty (60) months.  Except as set forth on Schedule 5.01(i), none of the Loan Parties or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Loan Parties or any of their ERISA Affiliates may in the future incur any such withdrawal liability.  Except as set forth on Schedule 5.01(i), there is no claim against any employee benefit plan (as defined in Section 3.(3) of ERISA) sponsored or maintained by any Loan Party (except routine individual claims for benefits) that could reasonably be expected to have a Material Adverse Effect.  Except as required by Section 4980B of the Internal Revenue Code or Section 601 of ERISA, none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant’s termination of employment.  None of the Loan Parties or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or similar state law, which remains unpaid or unsatisfied.  The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements.  All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.  No Loan Party or ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the Internal Revenue Code, in connection with any Plan, which would subject any Loan Party to a material tax on prohibited transactions imposed by Section 4975 of the Internal Revenue Code.

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(j)   Taxes, Etc.   All Federal, state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

(k)  Regulation U.  None of the Loan Parties is nor will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(l)   Nature of Business.  None of the Loan Parties is engaged in any business other than developing, producing and selling specialty apparel and related products, and entering into licensing arrangements in connection therewith.

(m) Adverse Agreements, Etc.   None of the Loan Parties is subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could reasonably be expected to have, a Material Adverse Effect.

(n)  Permits, Etc.   Each Loan Party has, and is in compliance with, all material permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except where the failure to have any of the foregoing or the lack of compliance therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except where such suspension, revocation, impairment, forfeiture or non-renewal, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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(o)  Properties.

(i)           Each Loan Party has good and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens.  The properties are in good working order and condition, ordinary wear and tear excepted.

(ii)           Schedule 5.01(o) sets forth a complete and accurate list as of the Effective Date, of the location, by state and street address, of all real property owned or leased by each Loan Party.  As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on Schedule 5.01(o) to which it is a party.  Schedule 5.01(o) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents.  Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect.  No consent or approval of any landlord or other third party in connection with any material Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 5.01(o).  To the best knowledge of any Loan Party, no Loan Party is in default of its obligations thereunder, and, except as set forth on Schedule 5.01(o), no Loan Party (or any other party to any such Lease) has at any time received any notice of default which remains uncured under any such material Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default by a Loan Party under any such material Lease.

(p)  Full Disclosure.  Each Loan Party has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  None of the other reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results).  There is no contingent liability or fact known to such Loan Party that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the financial statements or a schedule hereto.

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(q)  Environmental Matters.  Except as set forth on Schedule 5.01(q), (i) the operations of each Loan Party are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (v) no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party’s failure to maintain or comply with, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(r)   Insurance.  Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation).  Schedule 5.01(r) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

(s)  Use of Proceeds.  The proceeds of the Loan shall be used solely (i) to repay the Bridge Loan, and (ii) to finance working capital.

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(t)   Sufficient Capital.  After giving effect to the transactions contemplated by this Agreement and before and after giving effect to the Loan:  (i) no Loan Party nor any of its Subsidiaries expects that final judgments against any Loan Party or any of its Subsidiaries in actions for money damages with respect to pending or, to its knowledge, threatened litigation will be rendered at a time when, or in an amount such that, such Loan Party will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered and the cash available to each Loan Party or any of its Subsidiaries, after taking into account all other payments on or in respect of Indebtedness and insurance proceeds (including their Contingent Obligations)); (ii) no Loan Party or any of its Subsidiaries has incurred or will incur Indebtedness beyond its ability to pay such Indebtedness as such Indebtedness matures (taking into account the timing and amounts of cash to be received by such Loan Party or any of its Subsidiaries from any source, and of amounts to be payable on or in respect of Indebtedness of such Loan Party or any of its Subsidiaries and the amounts referred to in the preceding clause (i)); (iii) each Loan Party anticipates that such Loan Party and each of its respective Subsidiaries, after taking into account all other anticipated uses of the cash of such Loan Party or any of its Subsidiaries, shall be able to pay all amounts on or in respect of Indebtedness of such Loan Party or any of its Subsidiaries when such amounts are required to be paid; and (iv) each Loan Party and each of its respective Subsidiaries will have sufficient capital with which to conduct its present and presently proposed business and the property of such Loan Party and each of its respective Subsidiaries does not constitute unreasonably small capital with which to conduct its present or proposed business.

(u)  Intellectual Property.  Each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Set forth on Schedule 5.01(u) is a complete and accurate list as of the Effective Date of all trademarks, trademark applications, trade names, material licenses, permits, patents, patent applications, service marks, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of each Loan Party.  No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  To the best knowledge of each Loan Party, no statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on any license, permit, trademark, trademark application, patent, patent application, service mark, trade name, copyright, copyright application, franchise, authorization and/or other intellectual property right owned or used by any Loan Party in or in connection with its business.  As of the date hereof, no Intellectual Property material to the operation of the business of the Borrowers or any Affiliate of the Borrowers is owned by any Person not a Loan Party.

(v)  Material Contracts.  Set forth on Schedule 5.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts (other than Loan Documents) of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto.  Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, (iii) is not in default due to the action of any Loan Party or (iv) to the best knowledge of any Loan Party, is not in default due to the action of any other party thereto, except to the extent any such default could not reasonably be expected to have a Material Adverse Effect.

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(w) Holding Company and Investment Company Acts.  None of the Loan Parties is (i) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company”, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(x)   Employee and Labor Matters.  (i)  There is (A) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (B) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party and (C) to the best knowledge of any Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any of them.

(y)  Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN.  Schedule 5.01(y) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) each principal place of business of each Loan Party, (v) the chief executive office of each Loan Party and (vi) the federal employer identification number of each Loan Party.

(z)   Security Interests.  Each Security Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby, such that Lenders shall receive and hold a first priority Lien on the Borrower’s Intellectual Property and a second priority Lien on all other Property of the Borrowers.  No further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens with respect to Collateral that may be perfected by the filing of financing statements and recordings in the United States Patent and Trademark Office and the United States Copyright Office, other than (i) the filing of continuation statements in accordance with applicable law, and (ii) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights.

(aa)         Representations and Warranties in Documents; No Default.  All representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all respects at the time as of which such representations were made and on the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date).  No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default under or with respect to the Loan Documents.

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(bb)        Transactions with Affiliates.  Except (i) as set forth on Schedule 5.01(bb), (ii) transactions that are necessary or desirable for the prudent operation of its business, are for fair consideration and on terms no less favorable to the Loan Parties or their Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, have been approved by the audit committee of the Board of Directors of Group and involve the payment to the Affiliate of not more than $100,000 in any Fiscal Year or (iii) transactions with another Loan Party, none of the Loan Parties nor any of their Subsidiaries have entered into, or are parties to, any transaction or series of transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate.

(cc)         Equity Capitalization.  As of the date hereof, the authorized, issued and outstanding capital stock of Group and shares reserved for issuance is set forth on Schedule 5.01(cc). All of such shares set forth on Schedule 5.01(cc) have been, or upon issuance will be, validly issued and are fully paid and non-assessable.  Except as disclosed in Schedule 5.01(cc): (i) none of Group’s share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Group; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of Group or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which Group or any of its Subsidiaries is or may become bound to issue additional share capital of Group or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of Group or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of Group or any of its Subsidiaries or by which Group or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with Group or any of its Subsidiaries; (v) there are no agreements or arrangements under which Group or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended (the “1933 Act”) and for which Group or any of its Subsidiaries is or could be subject to financial penalties for failure to either timely file or have declared effective by the SEC, a registration statement under the 1933 Act; (vi) there are no outstanding securities or instruments of Group or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Group or any of its Subsidiaries is or may become bound to redeem a security of Group or any of its Subsidiaries; (vii)  Group and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of Group's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect; and (viii) neither Group nor any of its Subsidiaries have received or are currently subject to any comment letters issued by the SEC.

(dd)         Schedules.  All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

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ARTICLE VI

COVENANTS

SECTION 6.01.         Affirmative Covenants So long as any principal of or interest on the Loan or any other Obligation (whether or not due), shall remain unpaid, the Loan Parties will, unless the Required Lenders shall otherwise consent in writing:

(a)  Financial Statements, Reports, Certificates.  Deliver to the Agent, with copies to each Lender:

(i)           as soon as available, but in any event within forty-five (45) days after the end of each month during each of Group’s Fiscal Years:

(A)            company prepared financial statements containing such financial information as is either distributed to Wells Fargo or is utilized by management for internal review and oversight of operations, covering the previous month;

(B)           a certificate signed by the chief financial officer of Group to the effect that:

(1)           the financial statements delivered hereunder fairly present in all material respects the financial condition of Group and its Subsidiaries,

(2)           the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on such earlier date), and

(3)           there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action the Borrowers have taken, are taking, or propose to take with respect thereto);

(ii)           as soon as available, but in any event within forty-five (45) days after the end of each quarter during each of Group’s Fiscal Years:

(A)           a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Group’s and its Subsidiaries’ operations during the previous month;

(B)           a certificate signed by the chief financial officer of Group to the effect that:

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(1)           the financial statements delivered hereunder have been reviewed by an independent certified public accountant reasonably acceptable to the Agent (and for this purpose, MHM Mahoney Cohen CPAs (the New York practice of Mayer Hoffman McCann P.C.) is deemed acceptable to the Agent), and have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Group and its Subsidiaries;

(2)            the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on such earlier date),

(3)            there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action the Borrowers have taken, are taking, or propose to take with respect thereto); and

(4)           the  computation of the Debt Service Coverage Ratio attached to such certificate is true and correct.

(iii)         as soon as available, but in any event within ninety (90) days after the end of each of Group’s Fiscal Years:

(A)           financial statements of Group and its Subsidiaries for each such Fiscal Year, audited by independent certified public accountants reasonably acceptable to Agent (and for this purpose, MHM Mahoney Cohen CPAs (the New York practice of Mayer Hoffman McCann P.C.) is deemed acceptable to the Agent) and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management); and

(B)           a certificate signed by the chief financial officer of Group a containing a computation of the Debt Service Coverage Ratio.

(iv)         as soon as available, but in any event within thirty (30) days prior to the start of each of Group’s Fiscal Years, copies of the Borrowers’ business plan, in form and substance (including as to scope and underlying assumptions and including all anticipated Capital Expenditures, store openings, and store closings during the covered period) satisfactory to the Agent, in its Permitted Discretion (the “Business Plan”), for the forthcoming year, month by month, certified by the chief financial officer of Group as being such officer’s good faith best estimate of the financial performance of Group and its Subsidiaries during the period covered thereby (it being understood that (A) such information will be prepared by Group in good faith based upon assumptions believed to be reasonable at the time and based upon the best information then reasonably available to Group, and (B) Agent may in its Permitted Discretion, but shall not be under any obligation to, revise financial covenants set forth in Section 6.01(s) as a result of its review of such business plans, and to the extent Borrowers’ results of operations during the period covered by the Business Plan materially deviate from the Business Plan for the period covered.

(v)          if and when filed by any Loan Party:

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(A)           Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(B)           any other filings made by any Loan Party with the SEC,

(C)           copies of the federal income tax returns of each Borrower, and any amendments thereto, filed with the Internal Revenue Service, and

(D)           any other written information that is provided by Group to the holders of its Capital Stock (as such) generally;

(vi)         if and when filed by any Borrower and as requested by Agent, evidence of payment satisfactory to the Agent (in its Permitted Discretion) of applicable excise taxes in each jurisdiction in (A) which any Borrower conducts business or is required to pay any such excise tax, (B) where any Borrower’s failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Borrower, or (C) where any Borrower’s failure to pay any such applicable excise tax, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(vii)        promptly after submission to any Government Authority unless prohibited by applicable law, all documents and information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

(viii)       as soon as possible, and in any event within three days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which Group and its Subsidiaries propose to take with respect thereto;

(ix)          (A) as soon as possible and in any event (1) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within ten (10) days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within ten (10) days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within ten (10) days after any Loan Party or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

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(x)           promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(xi)          promptly after the sending or filing thereof, copies of all statements, reports and other information Group or any other Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange, provided that the Loan Party may redact confidential information contained in any such statement, report or other information if it provides a summary of the nature of the information redacted to the Agent;

(xii)        promptly upon receipt thereof, copies of all financial reports including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; and

(xiii)        promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time may reasonably request.

In addition to the financial statements referred to in clauses (i) and (ii) above, the Borrowers agree to deliver financial statements prepared on both a consolidated and consolidating basis.  The Borrowers agree that, upon prior notice if no Default or Event of Default exists and without any notice if any Default or Event of Default exists, their independent certified public accountants are authorized to communicate with the Agent and to release to the Agent whatever financial information concerning the Borrowers that the Agent reasonably may request.  Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by the Agent pursuant to or in accordance with this Agreement, and agrees that the Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

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(b)  Additional Guaranties and Collateral Security.  Cause each Domestic Subsidiary of any Loan Party to execute and deliver to the Agent promptly, and in any event within three days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, and such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the priority (subject only to Permitted Liens) of or otherwise protect any Lien purported to be covered by any such security agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations.

(c)  Compliance with Laws, Etc.   Comply, and cause each of their Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental Laws, such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except, with respect to all covenants in this Section 6.01(c), to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

(d)  Preservation of Existence, Etc.   Except to the extent permitted by Section 6.02(d) and except as disclosed in writing to the Agent prior to the Effective Date, maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, their existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except to the extent that the failure to remain so qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect.

(e)  Keeping of Records and Books of Account.  Keep, and cause each of their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

(f)   Inspection Rights.  Permit, and cause each of their Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time during normal business hours, in the absence of a continuing Event of Default upon reasonable notice and if an Event of Default exists without notice, and at the expense of the Borrowers, to examine and make copies of and abstracts from their corporate and other records, board of directors’ meeting minutes and accompanying materials, and books of account, to visit and inspect their properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Loan Parties and their Subsidiaries, to conduct audits, physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof.  The Borrowers agree to pay the reasonable fees, cost and expenses of such audits, counts, valuations, appraisals, assessments or examinations including, without limitation, travel expenses.

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(g)  Maintenance of Properties, Etc.   Maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the material provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder, in each case, other than sales of property otherwise permitted by the terms of this Agreement.

(h)  Maintenance of Insurance.  Maintain, and cause each of their Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent.  Except as otherwise provided in, and subject to, the Intercreditor Agreement, all policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard noncontributory “lender” or “secured party” clause. Such policies shall also contain such other provisions as the Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies.  All certificates of insurance are to be delivered to the Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time, and shall provide for not less than 30 days’ prior written notice to the Agent of the exercise of any right of cancellation.  If the Loan Parties or any of their Subsidiaries fail to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Upon the occurrence of an Event of Default that is continuing, the Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(i)   Obtaining of Permits, Etc.  Obtain, maintain and preserve, and cause each of their Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business and become or remain, and cause each of their Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where all such failures to comply with this Section 6.01(i) could not reasonably be expected to have a Material Adverse Effect.

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(j)   Environmental. (i) Keep any property either owned or operated by them or any of their Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests; (iii) immediately notify the Agent of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Loan Parties or any of their Subsidiaries and take any Remedial Actions required to abate said Release; (iv) promptly provide the Agent with written notice within 10 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could not reasonably be expected to have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law at or relating to or arising in connection with any property owned or operated by any Loan Party or any of their Subsidiaries.

(k)  Further Assurances.  Take such action and execute, acknowledge and deliver, and cause each of their Subsidiaries to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) subject to valid and perfected  Liens (subject only to Permitted Liens) any of the Collateral or any other property of the Guarantors and their Subsidiaries in the manner covered by the Security Agreement, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, (iv) to file financing statements or otherwise perfect its Lien under applicable non-bankruptcy law and (v) to better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent and the Lenders under this Agreement or any other Loan Document.  In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

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(l)   Change in Collateral; Collateral Records.  (i)  Give the Agent not less than fifteen (15) days’ prior written notice of any change in the location of any Collateral (excluding such changes that are in the ordinary course of business but including, without limitation, the execution and delivery of any lease of real property), other than to locations set forth on Schedule 1.01(e) and the retail locations set forth on Schedule 5.01(o) and with respect to which the Agent has fully perfected its Liens thereon, (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver and cause each of their Subsidiaries to execute and deliver, to the Agent for the benefit of the Lenders from time to time, solely for the Agent’s convenience in maintaining a record of Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral.

(m) Intentionally Omitted.

(n)  Guarantor Reports.  Cause each Guarantor to deliver its annual financial statements at the time when Group provides its audited financial statements to the Agent and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

(o)  Fiscal Year.  Cause the Fiscal Year of Group and its Subsidiaries to end on the last Saturday in July of each calendar year unless the Agent consents to a change in such Fiscal Year (and appropriate related changes to this Agreement), and cause the Fiscal Year of each  Subsidiary to be the same as that of Group.

(p)  Intentionally Omitted.

(q)  Intentionally Omitted.

(r)   Immediate Notice to the Agent.

(i)           The Administrative Borrower shall provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall state with reasonable particularity the facts and circumstances of the event for which such notice is being given:

(A)           any change in any of the Executive Officers;

(B)           the completion of any physical count of all or a material portion of the Borrowers’ Inventory (together with a copy of the results thereof certified by Administrative Borrower);

(C)           any cessation by the Borrowers of their making payment to its creditors generally as the Borrowers’ debts become due;

(D)           any failure by the Borrowers to pay rent at any of the Borrowers’ locations, which failure continues for more than fifteen (15) days following the last day on which such rent was payable without more than a minimal adverse effect on the Borrowers;

(E)           any intention on the part of any Borrower to discharge the Borrowers’ present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity; and

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(F)           any claim or action is asserted, threatened, instituted, or filed with respect to any of the Intellectual Property of the Borrowers.

(ii)           Administrative Borrower shall add the Agent as an addressee on all mailing lists maintained by or for the Borrowers.

(s)  Financial Covenant - Debt Service Coverage Ratio. Not suffer or permit the Debt Service Coverage Ratio of Borrowers to be less than the applicable amount specified for the computation periods set forth on Schedule 6.01(s) hereto.

SECTION 6.02.         Negative Covenants So long as any principal of or interest on the Loan, or any other Obligation, whether or not due, shall remain unpaid, the Loan Parties shall not, unless the Required Lenders shall otherwise consent in writing:

(a)  Lien Priority; Payment of Claims.  Any time suffer to exist any Lien on the Collateral having a priority equal or superior to the Lien in favor of the Lenders in respect of the Collateral except for a first lien in favor of Wells Fargo in respect of the Collateral other than the Intellectual Property.

(b)  Liens, Etc.   Create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names any Loan Party or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

(c)  Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of their Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

(d)  Fundamental Changes.  Create any Domestic Subsidiary that does not simultaneously become a Loan Party and execute a joinder to this Agreement, or wind-up, liquidate or dissolve (or permit or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, including any units or divisions thereof and including a conveyance, sale, lease or sublease, transfer or other disposition of any property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing; provided, however, that:  any of the Loan Parties and their Subsidiaries may (A) sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, (C) dispose of Inventory in the ordinary course of business, (D) dispose of Inventory for cash in connection with store closings and lease expirations without  the prior written consent of Hilco Brands, LLC (“Brands”) whether as Agent or otherwise, and without first offering Brands or an Affiliate of Brands the opportunity to conduct such store closings and associated liquidations on commercially available and customary terms, and (E) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the greater of the fair market value of all such property and assets and the cash received from all such sales and dispositions in any Fiscal Year shall in no event exceed $100,000.

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(e)  Change in Nature of Business.  Make, or permit any of their Subsidiaries to make, any change in the nature of its business as carried on at the date hereof or in the Business Plan for the covered period.  In the case of the Parent, engage in any business activities other than (i) ownership of the Capital Stock of the Borrowers other than Group and activities thereto, (ii) activities incidental to the maintenance of its corporate existence and (iii) performance of its obligations under the related transaction documents to which it is a party.

(f)   Loans, Advances, Investments, Etc.   Make or commit or agree to make any Investment, or permit any of its Subsidiaries to do any of the foregoing, except for:  (i) Investments existing on the date hereof, as set forth on Schedule 6.02(f) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) temporary loans and advances by any Loan Party to another Loan Party, made in the ordinary course of business, (iii) Permitted Investments up to $200,000 in the aggregate, (iv) Investments by any Loan Party in any other Loan Party provided that if such Investment is in form of Indebtedness (other than temporary loans or advances permitted pursuant to clause (v) such Investment shall be subordinate to the Obligations on terms satisfactory to the Agent in its Permitted Discretion and (v) Investments by any Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed $500,000 at any one time outstanding.

(g)  Lease Obligations.  Create, incur or suffer to exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties and their Subsidiaries in any Fiscal Year to exceed $1,000,000, and (B) Operating Lease Obligations.

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(h)  Restricted Payments.

(i)           Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such, (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equity holders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party provided that this Section 6.02(h) shall not prohibit payments not to exceed $100,000 per year to each non-employee member of the Board of Directors of Group; or (vi)  make any  payments to an Executive Officer on account of a Change of Control, severance or bonus arrangement (collectively or individually, a “Restricted Payment”) if at the time of such Restricted Payment: (x) a Default or Event of Default has then occurred and is continuing; or (y) if after taking into account the full amount of any such scheduled or contemplated Restricted Payments to be made to all Executive Officers within the next twelve (12) month period applied on a pro forma basis as if current charges against the EBITDA of the Borrowers, the Borrowers would not be in compliance with the Debt Service Coverage Ratio at the time of such payment.

(i)   Federal Reserve Regulations.  Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loans to be margin loans under the provisions of Regulation T, U or X of the Board.

(j)   Transactions with Affiliates.  Except (i) as set forth on Schedule 6.02(j), (ii) transactions that are necessary or desirable for the prudent operation of its business, are for fair consideration and on terms no less favorable to the Loan Parties or their Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, have been approved by the audit committee of the Board of Directors of Group and involve the payment to the Affiliate of not more than $100,000 in any Fiscal Year or (iii) transactions with another Loan Party, enter into, renew, extend or be a party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate.

(k)  Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 6.02(k) shall prohibit or restrict compliance with:

(A)           this Agreement and the other Loan Documents;

(B)           any agreements in effect on the date of this Agreement and described on Schedule 6.02(k);

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(C)           any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(D)           in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

(E)           in the case of clause (iv) any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

(l)   Limitation on Issuance of Capital Stock.  Except for Group, issue or sell or enter into any agreement or arrangement for the issuance and sale of (other than, to the extent permitted pursuant to Section 6.02(f), to another Loan Party), or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants. With respect to Group only, issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock, unless the use of proceeds related thereto remains consistent with the most recent Business Plan of Group.

(m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.   (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of (A) the Existing Wells Fargo Agreement that is not permitted by the Intercreditor Agreement, or (B) any agreement, instrument or document evidencing or governing any of the other Indebtedness of Group or its Subsidiaries or any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders in any respect, (ii) make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of “Permitted Indebtedness”), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, (iii) except as otherwise permitted amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN unless the Agent shall have been provided with not less than thirty (30) days prior written notice thereof, (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause, or (iv) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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(n)  Investment Company Act of 1940.  Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

(o)  ERISA.  (i) Engage, or permit any ERISA Affiliate to engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or Section 4980B of the Internal Revenue Code; (iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

(p)  Environmental.  Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or operated by the Loan Parties or any of their Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

(q)  Inventory with Bailees.  Not store any Inventory with a bailee, warehouseman, or similar party unless done with the prior written consent of Wells Fargo, and only if the Borrowers have delivered to the Agent a Bailee Agreement, with respect to the applicable Inventory.

(r)   Anti-Terrorism Laws.  No Loan Party shall conduct, deal in or engage in or permit any Affiliate or agent of any Loan Party within its control to conduct, deal in or engage in any of the following activities: (i) conduct any business or engage in any transaction or dealing with any person blocked pursuant to Executive Order No. 13224 (“Blocked Person”), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person;  (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engage in on conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or the USA Patriot Act.  Each applicable Loan Party shall deliver to the Agent and the Lenders any certification or other evidence requested from time to time by the Agent or any Lender, in its sole, confirming compliance with this Section 6.02(r).

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ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01.         Events of Default If any of the following Events of Default shall occur and be continuing:

(a)  the Borrowers shall fail to pay any principal of or interest on the Loan, any Agent Advance or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

(b)  any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Agent or the Lenders pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

(c)  any Loan Party shall fail to perform or comply with any term, covenant or agreement contained herein or in any Loan Document to be performed or observed by it and, except as set forth in subsections (a) or (b) of this Section 7.01, such failure, if capable of being remedied, shall remain unremedied for fifteen (15) days after the date written notice of such default shall have been given by the Agent to such Loan Party;

(d)  any Loan Party shall fail to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by this Agreement) in excess of $50,000, or any interest or premium thereon, when due whether by scheduled maturity, required prepayment, acceleration, demand or otherwise and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(e)  any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (e);

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(f)   any proceeding shall be instituted against any Loan Party seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any receiver, trustee, custodian or other similar official is appointed to take possession of or operate all or any portion of the Property of any Loan Party;

(g)  any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any other Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(h)  any Security Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected (to the extent that Agent or the Lenders have taken steps to effect perfection) and, except to the extent permitted by the terms hereof or thereof, first priority Lien in the Intellectual Property and second priority Lien in any other Collateral (subject to Permitted Liens) in favor of the Agent for the benefit of the Lenders;

(i)   one or more judgments or orders for the payment of money exceeding $500,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of thirty (30) consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (i) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

(j)   any Loan Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than fifteen (15) days;

(k)  any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

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(l)   any cessation of a substantial part of the business of any Loan Party for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;

(m) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(n)  the indictment, or to the knowledge of such Loan Party, threatened indictment, of any Loan Party under any criminal statute, or commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

(o)  any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal any Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $100,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof such Loan Party’s, or such ERISA Affiliate’s annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $100,000;

(p)  any Termination Event with respect to any Employee Plan shall have occurred, and, thirty (30) days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan’s benefit liabilities exceeds the then current value of such Employee Plan’s assets determined in accordance with the assumptions used by the PBGC for plan terminations by more than $100,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, the liability is in excess of such amount);

(q)  any Loan Party shall be liable for any Environmental Liabilities and Costs, the payment of which could reasonably be expected to have a Material Adverse Effect;

(r)   any provision of the Intercreditor Agreement shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any party thereto for any reason;

(s)  the suspension from trading or failure of the common stock $.01 per value of Group to be listed on an Eligible Market for a period of five (5) consecutive trading days or for more than an aggregate of ten (10) trading days in any 365-day period;

(t)   a Change of Control shall occur;

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(u)  any “Event of Default” (as defined in the Existing Wells Fargo Agreement or the Intercreditor Agreement) shall occur.

then, and in any such event, the Agent shall at the request of the Required Lenders, by notice to Administrative Borrower, (i) declare the Loan to be due and payable and all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (ii) exercise any and all of its other rights and remedies under applicable law (including, but not limited to, the Bankruptcy Code and the Uniform Commercial Code), hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 7.01, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, the Loan, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

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ARTICLE VIII

AGENT

SECTION 8.01.         Appointment Each Lender (and each subsequent holder of the Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including:  (i) to receive on behalf of each Lender any payment of principal of or interest on the Note and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and to distribute within two (2) business days of receipt to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loan and the Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the Required Lenders; (vii)  to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 8.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Loan and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents, together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof; provided, however, that the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations, shall require the consent of the Required Lenders.  As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Note), the Agent shall not exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders.  Without limiting the generality of the foregoing, the consent of the Required Lenders shall be required in connection with (i) any waivers or amendments of or other changes to the terms of this Agreement or any Loan Document and to give or deny any approval or consent thereunder; (ii) the release of any Loan Party or any Guarantor; (iii) the release of any Collateral; (vi) the release of any Collateral obtained after the date hereof; (iv) declaring or waiving a Default or an Event of Default, accelerating the Maturity Date, foreclosing or otherwise enforcing any Lien in favor of the Lender granted pursuant to this Agreement or any Loan Document, exercising any other remedies under this Agreement or any Loan Document,  negotiating a restructure or other changes to the terms of any Loan Document, and agreeing to waivers, amendments, changes, consents or approvals of the kind referred to in this Section 8.01; and (v) disposing of any Collateral (including setting the terms of any purchase money financing).

SECTION 8.02.         Nature of Duties The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents.  The duties of the Agent shall be mechanical and administrative in nature.  The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender.  Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein.  Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the extension of the Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document.  If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender.  The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

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SECTION 8.03.         Rights, Exculpation, Etc.  The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents, except for liability for which there has been a final judicial determination that such resulted from the Agent’s gross negligence or willful misconduct.  Without limiting the generality of the foregoing, the Agent (i) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.  The Agent shall not be liable for any apportionment or distribution of payments made in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled.  The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Note or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

SECTION 8.04.         Reliance The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

SECTION 8.05.         Indemnification To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 8.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent’s gross negligence or willful misconduct.  The obligations of the Lenders under this Section 8.05 shall survive the payment in full of the Loan and the termination of this Agreement.

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SECTION 8.06.         Agent Individually With respect to its Pro Rata Share of the Loan made by it and the Note issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender.  The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders.

SECTION 8.07.         Successor Agent.

(a)  The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days’ prior written notice to Administrative Borrower and each Lender.  Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

(b)  Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers.  Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.  After the Agent’s resignation hereunder as the Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

(c)  If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Borrowers, who shall serve as the Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

(d)  The Required Lenders may , upon at least 30 Business Days’ prior notice to Agent, remove Agent, provided, however, that upon such removal, the Lenders shall execute and deliver to Agent a release and hold harmless agreement, providing for the release and indemnification of Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances and disbursements of any kind or nature whatsoever relating to or arising out of this Agreement or Agent’s actions or omissions hereunder or under any of the Loan Documents.

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SECTION 8.08.         Collateral Matters.

(a)  The Agent shall only upon the consent of the Required Lenders from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances (“Agent Advances”) which the Required Lenders deem necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loan and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 9.04.  The Agent Advances shall be repayable on demand and be secured by the Collateral.  The Agent Advances shall constitute Obligations hereunder.  The Agent shall notify each Lender and Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance.  Without limitation to its obligations pursuant to Section 8.05, each Lender agrees that it shall make available to the Agent, upon the Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of such Agent Advance.  If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the rate of interest then applicable under the Note.

(b)  The Lenders hereby irrevocably authorize the Agent, upon the request of the Required Lenders, to release any Lien granted to or held by the Agent upon any Collateral upon payment and satisfaction of the Loan and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders.  Upon request by the Agent at any time, the Lenders will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.08(b).

(c)  Upon receipt by the Agent of confirmation from the Required Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

(d)  The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 8.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent’s own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

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SECTION 8.09.         Agency for Perfection The Agent and each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party.  Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.  Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01.         Notices, Etc All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

Frederick’s of Hollywood Group Inc.
1115 Broadway
New York, New York  10010
Attention: Thomas Rende, Chief Financial Officer
                    Marci J. Frankenthaler, General Counsel
Telephone:  212-798-4740
Telecopier:  212-798-4741

Other Applicable Borrower
c/o Frederick’s of Hollywood, Inc.
6255 Sunset Boulevard
Hollywood, California  90028
Attention:  Linda LoRe
Telephone:  323-957-5899
Telecopier:  323-464-4219

with a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, NY   100174-1901
Telephone:  212-818-8800
Telecopier:  212-818-8881
Attention:  Jeffrey M. Gallant

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if to the Agent, to it at the following address:

Hilco Brands, LLC
5 Revere Drive
Northbrook, IL   60062
Attention:  Eric Kaup, General Counsel

with a copy to:

Fox Rothschild LLP
200 Market Street
20th Floor
Philadelphia, PA 19103
Attention:  Stephen M. Cohen, Esquire
Telephone:  215-299-2744
Telecopier:  215-299-2150

if to Infinity FS Finance I, LLC, to it at the following address:

c/o Infinity FS Brands, LLC
1407 Broadway, 30th floor
New York, NY 10018
212-695-6666 ext. 119
Attention:  Bradley W. Snyder, Managing Partner
with a copy to:

Wachtel & Masyr, LLP
885 Second Avenue
New York, New York 10017
Attention:  Morris Missry, Esquire
Telephone:  215-909-9557
Telecopier:  212-909-9458

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.01.  All such notices and other communications shall be effective, (i) if mailed, when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to Article II shall not be effective until received by the Agent.

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SECTION 9.02.         Amendments, Etc No amendment or waiver of any provision of this Agreement or the Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given provided, however, that no amendment, waiver or consent shall (i) reduce the principal of, or interest on, the Loan payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loan payable to Lenders, in each case without the written consent of any Lender affected thereby, (ii) change the percentage of the aggregate unpaid principal amount of the Note that is required for the Lenders or any of them to take any action hereunder, (iii) amend the definition of “Required Lenders” or “Pro Rata Share”, (iv) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release any Borrower or any Guarantor, (v) modify, waive, release or subordinate the priority of the Obligations (except as permitted in this Agreement and the Loan Documents), or (vi) amend, modify or waive this Section 9.02 of this Agreement, in each case without the written consent of each Lender.  Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

SECTION 9.03.         No Waiver; Remedies, Etc No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

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SECTION 9.04.         Expenses; Taxes; Attorneys’ Fees The Borrowers will pay on demand, all reasonable costs and expenses incurred by or on behalf of the Agent including, without limitation, the cost of all official certificates and certified copies obtained by or on behalf of the Agent pursuant to Section 4.01 of this Agreement (and, in the case of clauses (c) through (m) below, the Lenders), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to:  (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents at the closing on the Loan, up to a maximum amount of Eighty Thousand Dollars ($80,000.00), (b) the preparation of any additional Loan Documents, pursuant to Section 6.01(b), and any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent’s or the Lenders’ claims against the Borrowers and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agent or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Borrower or any other Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien.  Without limitation of the foregoing or any other provision of any Loan Document:  (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter reasonably determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers; provided that prompt written notice of any such actions taken by the Agent shall be given to Group; provided further, that the failure to provide such notice shall not relieve the obligation of the Borrowers to reimburse the Agent in connection therewith.

SECTION 9.05.         Rights of Set-Off Borrowers agree that Agent and each Lender and their Affiliates shall have all rights of set-off and lenders’ liens provided by applicable law, and in addition thereto, Borrowers agree that at any time an Event of Default has occurred and is continuing, Agent and each Lender may apply to the payment of any Obligations of Borrowers hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter held by Agent or any Lender or owed to any Borrower.  Notwithstanding the foregoing, no Lender shall exercise any rights described in the preceding sentence without the prior written consent of Agent.

SECTION 9.06.         Severability Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.07.         Assignments and Participations.

(a)  This Agreement and the Note shall be binding upon and inure to the benefit of the Borrowers and the other the Loan Parties and the Agent and each Lender and their respective successors and assigns; provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Note, without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

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(b)  Each Lender may, with the written consent of the Required Lenders and, in the absence of a continuing Event of Default, the Administrative Borrower (such consent in the case of the Administrative Borrower to not be unreasonably withheld or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, the Note); provided, however, that no written consent of the Required Lenders or the Administrative Borrower shall be required in connection with any assignment by a Lender to an Affiliate of such Lender.  Upon any such assignment, (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment of all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c)  In order for an assignment to be effective, each such assignee shall enter into a written agreement with the Agent and the assigning Lender (a “Joinder”), pursuant to which the assigning Lender and the assignee thereunder confirm to and agree with the Agent and each other as follows:  (A) other than as provided in such Joinder, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Joinder; (D) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(d)  (i)           The Agent shall maintain, or cause to be maintained at its offices, a copy of each Joinder delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and principal amount of the Loan owing to each Lender from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

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(ii)           Upon its receipt of a Joinder executed by an assigning Lender and an assignee, the Agent shall, if such assignment has been completed and approved as required by this Agreement (i) accept such Joinder, (ii) give prompt notice thereof to Administrative Borrower, (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and Administrative Borrower a revised Schedule 2.02 hereto after giving effect to such assignment, which revised Schedule 2.02 shall replace the prior Schedule 2.02 and become part of this Agreement.

(iii)           Any foreign Person who purchases or is assigned or participates in any portion of the Loan shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Loan.

(e)           Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents; provided, that (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) any action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loan, or (B) any action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loan or the fees payable under this Agreement, or (C) any action directly effecting a release of all or a substantial portion of the Collateral or any Borrower or any Guarantor (except as set forth in Section 8.08 of this Agreement or any Loan Document).  The Loan Parties agree that each participant shall be entitled to the benefits of Section 3.03 of this Agreement with respect to its participation in any portion of the Loan as if it were a Lender.

SECTION 9.08.         Counterparts This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

SECTION 9.09.         GOVERNING LAW THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

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SECTION 9.10.         CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 9.01 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.  EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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SECTION 9.11.         WAIVER OF JURY TRIAL, ETC EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

SECTION 9.12.         Consent by the Agent and Lenders Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrowers and any other Loan Party are parties and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

SECTION 9.13.         Integration This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

SECTION 9.14.         No Party Deemed Drafter Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

SECTION 9.15.         Reinstatement; Certain Payments If any claim is ever made upon the Agent or any Lender or for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Obligations, the Agent or such Lender shall give prompt notice of such claim to each other Agent and Lender and Administrative Borrower, and if the Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent or the Lender.

SECTION 9.16.         Group as the Agent for the Borrowers Each Borrower hereby irrevocably appoints Group as the borrowing agent and attorney-in-fact for the Borrowers which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been so appointed.  Each Borrower hereby irrevocably appoints and authorizes Group (i) to provide the Agent with all notices with respect to the Loan and all other notices and instructions under this Agreement and (ii) to take such action as Group deems appropriate on its behalf and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

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SECTION 9.17.         Indemnification In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following:  (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent’s or any Lender’s furnishing of funds to the Borrowers under this Agreement, including, without limitation, the management of the Loan, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this Section 9.17 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 9.17 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.  This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

SECTION 9.18.         Records The unpaid principal of and interest on the Note, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, and the Closing Fee, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

SECTION 9.19.         Binding Effect This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 4.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 9.07 hereof.

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SECTION 9.20.         Confidentiality The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender, (iii) to examiners, auditors or accountants, (iv) in connection with any litigation to which the Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 9.20.  The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

SECTION 9.21.         Limitations on Liability of Officers Anything herein or in any other Loan Document to the contrary notwithstanding any and all references to the actions, obligations and/or liabilities of any Borrower shall refer only to the actions, obligations and/or liabilities of the Borrower and shall not impose any personal obligations or liabilities on the officers thereof, provided that no officer of a Borrower shall be exonerated or exculpated for any deficiency, loss or damage suffered by the Agent or any of the Lenders as a result of any fraud or malfeasance by such officer.

SECTION 9.22.         Intent to Limit Charges to Maximum Lawful Rate In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  The Borrowers, the Lenders and the Agent, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, the Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and any payment received from the Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

SECTION 9.23.         USA Patriot Act-Notice Each Lender (for itself and not on behalf of any Lender) hereby notifies each of the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each of the Loan Parties and other information that will allow such Lender, as applicable, to identify each Loan Party in accordance with the Patriot Act.

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SECTION 9.24.         No Publicity Neither Agent, nor Lenders, nor any Loan Party shall originate any publicity, news release or other announcement, written or oral, relating to this Agreement or the specific terms and conditions of this Agreement without the prior written consent of the other parties hereto, which shall not unreasonably be withheld; provided that if a party determines with the advice of counsel that it is required to make a public filing, issue a news release or make an announcement of this Agreement or its specific terms and conditions, it shall, at a time in advance of making such disclosure that is reasonable in the circumstances, consult with the other parties regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transactions contemplated hereby as may reasonably be requested by another party and disclose only such information as it is legally compelled to disclose.

SECTION 9.25.         Intercreditor Agreement Notwithstanding anything to the contrary, the exercise of any right or remedy by the Agent or the Lenders hereunder with respect to the Collateral is subject to the provisions of the Intercreditor Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By: FOH Holdings, Inc., its Manager

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

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AGENT:

HILCO BRANDS, LLC

By:	/s/ Benjamin Nortman
Name: Benjamin Nortman
Title: Managing Director

LENDERS:

HILCO BRANDS, LLC

By:	/s/ Benjamin Nortman
Name: Benjamin Nortman
Title: Managing Director

INFINITY FS FINANCE I, LLC

By:	/s/ Bradley W. Snyder
Name: Bradley W. Snyder
Title: Managing Partner

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EXECUTION VERSION

Schedule 1.01(a)

Guarantor

Guarantor	Jurisdiction of Organization

Fredericks.com, Inc.	Nevada

Schedules

Schedule 1.01(d)

Permitted Holders

Fursa Master Rediscovered Opportunities Fund L.P.
Attn: William F. Harley, Chief Investment Officer
c/o Fursa Alternative Strategies LLC
25 Smith Street
Farmingdale, NY 11735

Fursa Capital Partners LP
Attn: William F. Harley, Chief Investment Officer
c/o Fursa Alternative Strategies
25 Smith Street
Farmingdale, NY 11735

Fursa Master Global Event Driven Fund LP
Attn: William F. Harley, Chief Investment Officer
c/o Fursa Alternative Strategies
25 Smith Street
Farmingdale, NY 11735

Scotia Capital (USA) Inc.
One Liberty Plaza
165 Broadway
New York, NY 10006

Blackfriars Master Vehicle LLC – Series 2
Attn: William F. Harley, Chief Investment Officer
c/o Fursa Alternative Strategies
25 Smith Street
Farmingdale, NY 11735

Tokarz Investments, LLC
287 Bowman Avenue
Purchase, New York 10577

TTG Apparel, LLC
287 Bowman Avenue
Purchase, New York 10577
5005 S. 40th Street
Phoenix, AZ 85040

Schedules

Schedule 1.01(e)

Warehouse Locations

5005 S. 40th Street
Phoenix, AZ 85040

Movie Star of Poplarville
100 Highway 11 North
Poplarville, MS 30470
601/ 795-4501

Schedules

Schedule 2.02

Lenders’ Proportionate Shares

Name	Amount	Percentage
Hilco Brands, LLC	3,500,000	50%
Infinity FS Finance I, LLC	3,500,000	50%

Schedules

Schedule 5.01(e)
Subsidiaries

FOH Holdings, Inc.	Incorporated:	Delaware, May 9, 1997
	Authorized Stock:	100 Common Shares, $.01 par value
	Issued Stock:	100 Common Shares*
	Shareholder:	Frederick’s of Hollywood Group Inc.

Frederick’s of Hollywood, Inc.	Incorporated:	Delaware, March 1, 1962
	Authorized Stock:	3,000 Common Shares, $0.01 par value
	Issued Stock	1,000 Common Shares*
	Shareholder:	FOH Holdings, Inc.

Fredericks.com, Inc.	Incorporated:	Nevada, April 19, 1999
	Authorized Stock:	120,000,000 common shares of which 80,000,000 Shares are Class A Common $0.01 par value and 40,000,000 Shares Class B Common $0.01 par value
1,000,000 Preferred $0.01 par value
	Issued Stock:	11,575,000 Class B Common*
	Shareholder:	Frederick’s of Hollywood, Inc.

Frederick’s of Hollywood Stores, Inc.	Incorporated:	Nevada, July 8, 1998
	Authorized Stock:	1,000 common shares, $0.01 par value
	Issued Stock	100 common shares*
	Shareholder:	Frederick’s of Hollywood, Inc.

Hollywood Mail Order, LLC	Formation:	Nevada, July 20, 1999
	Manager:	FOH Holdings, Inc.
	Membership Interest:	Frederick’s of Hollywood, Inc.

Cinejour Lingerie Inc.	Incorporated:	Canada, May 7, 2004
	Authorized Stock:	Unlimited Class A Common
Unlimited Class B Common
Unlimited Preferred A
Unlimited Preferred B
Unlimited Preferred C
Unlimited Preferred D
	Issued Stock:	100 Class A Common*
	Shareholder:	Frederick’s of Hollywood Group Inc.
	Nature and type of business conducted:	Canadian wholesale operations
	Revenues	FY09 — US$1,074,750
FY10 (11 months) US$751,751

FOH (Hong Kong) Limited	Incorporated:	Hong Kong, September 7, 2009
(Corporation to be dissolved)	Authorized Stock:	100 Shares
	Issued Stock:	100 Shares*
	Shareholder	Frederick’s of Hollywood Group Inc.
	Nature and type of business conducted:	Sourcing and quality control
	Revenues	0
__________________________
*
Securities pledged to Wells Fargo Retail Finance II, LLC (“Senior Lender”) in accordance with the terms of that certain Pledge and Security Agreement, dated as of January 28, 2008, by Frederick’s of Hollywood Group Inc. for the benefit of the Senior Lender.

Schedules

Schedule 5.01(f)

Litigation; Commercial Tort Claims

None

Schedules

Schedule 5.01(g)

SEC Filings

None

Schedules

Schedule 5.01(i)

ERISA

None

Schedules

Schedule 5.01(o)

Real Property

Name	Store	Address	City	State	Zip	Commencement Date	Expiration Date	Renewal Options	Annual Base Rent
Stores
Flagship Hollywood	10	6751 Hollywood Blvd	Hollywood	California	90028	9/19/05	4/30/15	Two five year	$272,897.04
Lakewood Center	24	12/13 Lakewood Center Mall	Lakewood	California	90712	3/1/65	4/30/17		$180,134.40
Topanga Plaza	25	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	California	91303	3/1/65	6/30/17		$183,228.00
Inland Center Mall	27	500 Inland Center Dr, SP 332	San Bernardino	California	92408	10/1/66	12/31/12		$64,506.00
Crossroads Mall	56	H2042 Crossroads Mall	Oklahoma City	Oklahoma	73149	2/1/74	2/28/11		$30,879.24
Southridge Mall	58	5300 S. 76th St.	Greendale	Wisconsin	53129	9/1/70	5/31/11		$52,719.96
Northeast Mall	60	1101 Melbourne Dr Ste 2256	Hurst	Texas	76053	3/1/71	1/31/14		$93,709.44
Del Amo Fashion Square	62	3525 Carson St, Sp. #29	Torrance	California	90503	7/1/71	3/31/15		$95,600.04
Irving Mall	65	2409 Irving Mall	Irving	Texas	75062	8/1/71	2/29/12		$36,000.00
Woodfield Mall	69	Woodfield Mall Sp.E-111A	Schaumburg	Illinois	60173	10/1/71	3/31/11		$103,226.28
Sunrise Mall	75	5957 Sunrise Mall	Citrus Heights	California	95610	6/1/72	1/31/12		$46,500.00
Town East Mall	77	2154 Town East Mall	Mesquite	Texas	75150	8/1/72	2/28/13		$71,792.04
Westminster Mall	105	1081 Westminster Mall	Westminster	California	92683	10/1/76	5/31/15		$86,661.16
Southlake Mall	109	2233 Southlake Mall	Merrillville	Indiana	46410	9/1/74	month to month		$84,687.00
Metro Center	111	9617 North Metro Parkway West	Phoenix	Arizona	85051	11/1/74	12/31/13		$83,780.04
St. Clair Square	113	240 St. Clair Square	Fairview Heights	Illinois	62208	10/1/74	2/28/11		$67,221.96
University Square	116	2147 University Square Mall	Tampa	Florida	33612	2/1/75	3/31/12		$70,664.04
The Plaza at West Covina	119	657 Plaza Dr.	West Covina	California	91790	9/1/75	1/31/12		$99,497.04
Towne East Square	125	7700 E. Kellogg	Wichita	Kansas	67207	3/1/76	2/28/12		$50,000.04
North Riverside Park	126	7501 W. Cermak Rd., Sp. #D9	North Riverside	Illinois	60546	11/1/75	month to month		$60,000.00
Woodland Hills	132	7021 S. Memorial	Tulsa	Oklahoma	74133	8/1/76	1/31/13		$59,235.96
Coronado Center	135	6600 Menaul Blvd NE, Sp. B-005	Albuquerque	New Mexico	87110	10/1/76	1/31/15		$67,439.40
Vancouver Mall	139	8700 NE Vancouver Mall Dr.	Vancouver	Washington	98662	6/1/77	1/31/11		$52,243.44

Schedules

Southlake Mall	140	1227 Southlake Mall	Morrow	Georgia	30260	6/1/77	12/31/10	$65,393.40
Woburn Mall	143	300 Mishawum Rd.	Woburn	Massachusetts	01801	5/1/78	2/28/13	$49,005.00
Ingram Park	146	6301 North West Loop 410	San Antonio	Texas	78238	3/1/79	1/31/14	$58,617.96
Pearlridge Shopping Center	160	234 Pearlridge Center 98-1005 Moanalua Rd, Sp. 109	Aiea	Hawaii	96701	8/1/80	1/31/19	$111,564.00
Crossroads	161	6650 S Westnedge Ave. Space 210	Kalamazoo	Michigan	49024	7/1/80	1/31/11	$52,550.04
The Meadows	163	4300 Meadows Ln., Sp.2307	Las Vegas	Nevada	89107	11/1/81	1/31/12	$74,868.00
Chicago Ridge Mall	168	300 Chicago Ridge Mall	Chicago Ridge	Illinois	60415	11/1/81	month to month	$7,899.36
Holyoke Mall at Ingleside	169	50 Holyoke St, Box 10212 Space F-379	Holyoke	Massachusetts	01041	11/1/81	1/31/14	$76,609.44
Lynnhaven Parkway	170	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	Virginia	23452	8/1/81	2/28/13	$56,661.96
Barton Creek Square	171	2901 Capitol of Texas Hwy, Sp A13	Austin	Texas	78746	10/1/81	2/28/13	$61,320.00
Brea Mall	174	2062 Brea Mall	Brea	California	92821	2/1/81	2/28/14	$80,000.04
Broadway Mall	178	602 Broadway Mall	Hicksville	New York	11801	6/1/82	month to month	$51,188.64
King of Prussia Plaza	190	160 N. Gulph Rd. Suite 2039	King of Prussia	Pennsylvania	19406	8/1/83	12/31/13	$64,074.96
Crossgates Mall	197	120 Washington Ave., Ext.	Albany	New York	12203	11/4/84	1/31/11	$81,165.96
Arden Fair	198	1689 Arden Way, Sp.2192	Sacramento	California	95815	10/1/84	2/28/13	$97,945.56
Montclair Plaza	200	2142 Montclair Plaza Ln. Sp. #2142	Montclair	California	91763	11/1/85	2/28/18	$168,242.88
Parkdale Mall	203	200 Parkdale Mall, Unit H-800	Beaumont	Texas	77706	9/6/86	1/31/13	$40,767.96
Mall of Victor Valley	211	14400 Bear Valley Rd, Sp.321	Victorville	California	92392	3/1/88	2/28/11	$65,981.40
Governor's Square	212	2801 Guthrie Hwy, Sp 430	Clarksville	Tennessee	37040	4/16/88	4/30/12	$46,275.24
Eastridge Shopping Center	213	2200 Eastridge Loop Space 1016	San Jose	California	95122	11/29/86	3/31/15	$102,516.96
Mission Valley	214	1640 Camino Del Rio North, #155	San Diego	California	92108	11/15/86	1/31/17	$117,326.04

Schedules

Plaza Bonita	215	3030 Plaza Bonita Rd., #2280	National City	California	91950	11/15/86	1/31/18	$118,287.00
Plaza Camino Real	216	2525 El Camino Real, Sp. 246	Carlsbad	California	92008	11/15/86	1/31/18	$107,250.96
Escondido Promenade	217	1274-A Auto Park Way	Escondido	California	92029	7/15/88	1/31/11	$40,550.04
Coddingtown Center	225	278 Coddington Center Sp. E-1	Santa Rosa	California	95401	11/21/88	2/28/13	$27,099.96
Melbourne Square	226	1700 W. New Haven Ave, #473	Melbourne	Florida	32904	2/25/89	9/30/13	$83,938.32
Northridge Fashion Center	227	9301 Tampa Ave, Sp 194	Northridge	California	91324	3/15/89	2/28/13	$73,530.00
Mall at Weberstown	230	4950 Pacific Ave, Sp 235	Stockton	California	95207	5/19/89	4/30/14	$55,479.96
Walden Galleria	231	I-90 & Walden Ave, #G209	Buffalo	New York	14225	5/1/89	2/28/18	$142,669.68
Chico Mall	232	1950 E. 20th St, Sp G-711	Chico	California	95928	6/30/89	7/31/12	$20,776.05
Solano Mall	237	1350 Travis Blvd.	Fairfield	California	94533	7/21/89	1/31/13	$63,897.00
Lakeland Square Mall	238	3800 N. Highway 98, Rm 182	Lakeland	Florida	33809	10/5/89	2/29/12	$40,712.16
Emerald Square Mall	245	999 S. Washington St.	N. Attleborough	Massachusetts	02760	1/23/90	1/31/13	$88,315.80
Cordova Mall	246	5100 N. 9th Ave Sp F607	Pensacola	Florida	32504	2/12/90	1/31/13	$64,539.24
Greendale Mall	247	7 Neponset St., Ste 264	Worcester	Massachusetts	01606	2/12/90	2/28/11	$36,000.00
Town Center at Cobb	248	400 Ernest W.Barrett Pkwy, #253	Kennesaw	Georgia	30144	4/23/90	2/28/13	$102,561.96
Stonewood Shopping Center	251	261 Stonewood St, Sp B35	Downey	California	90241	7/21/90	7/31/15	$120,242.40
Parkway Plaza	257	815 Parkway Plaza	El Cajon	California	92020	11/1/90	1/31/16	$87,300.96
Antelope Valley Mall	263	1233 West Avenue "P", Sp.323	Palmdale	California	93551	9/24/90	2/28/18	$77,211.00
Parks at Arlington	266	3811 S.Cooper, Sp.1010 Box #150145	Arlington	Texas	76015	10/15/90	12/31/11	$80,520.00
Marley Station	270	7900 Ritchie Hwy, Sp. B105	Glen Burnie	Maryland	21061	8/25/90	2/28/11	$70,280.04
Northwoods Mall	273	2150 Northwoods Blvd	N. Charleston	South Carolina	29406	3/25/91	1/31/13	$50,992.56
Mid-Rivers Mall	275	2320 Mid Rivers Mall	St. Peters	Missouri	63376	10/17/90	2/28/11	$29,052.96
Stoneridge Mall (See Note 1)	280	1204 Stoneridge Mall Rd., Sp 235	Pleasanton	California	94588	3/15/91	2/28/14	$85,709.40

Schedules

Lloyd Center	284	947 Lloyd Center, Sp.C-108	Portland	Oregon	97232	8/15/91	1/31/12	$58,550.04
Gwinnett Place	285	2100 Pleasant Hill Rd, Ste 378	Duluth	Georgia	30096	7/20/91	2/28/12	$39,000.00
Glendale Galleria	286	1306 Glendale Galleria	Glendale	California	91210	7/13/91	12/31/11	$79,446.96
Galleria at Tyler	288	1220 Galleria @ Tyler, Sp.G2	Riverside	California	92503	10/15/91	month to month	$93,708.00
Crystal Mall	293	850 Hartford Turnpike, Sp. P222	Waterford	Connecticut	06385	2/18/92	6/30/11	$70,068.96
Mall at Rockingham Park	296	99 Rockingham Park Blvd, Ste 2321	Salem	New Hampshire	03079	1/20/92	1/31/11	$80,000.04
Miami International Mall	297	1455 NW 107th Ave, Sp.876A	Miami	Florida	33172	4/17/92	12/31/11	$55,044.00
Clackamas Town Center	298	2201-12000 SE 82nd Ave, Sp E-213	Portland	Oregon	97266	5/8/92	4/30/13	$56,400.00
Staten Island Mall	300	2655 Richmond Ave, Sp.1140	Staten Island	New York	10314	10/27/93	2/29/16	$114,494.04
Orlando Fashion Square	301	3201 E.Colonial Dr, Sp.M4	Orlando	Florida	32803	5/7/92	2/29/16	$66,567.96
Valley Plaza Shopping Center	303	2701 Ming Ave, Sp. 151	Bakersfield	California	93304	6/13/92	3/31/18	$91,056.00
Rosedale Center	304	306 Rosedale Center, Sp.S-24	Roseville	Minnesota	55113	6/13/92	1/31/14	$91,779.96
Newport Center	308	30 Mall Dr. W, Sp B11/B12	Jersey City	New Jersey	07310	7/30/92	1/31/17	$122,000.04
The Fashion Center at Pentagon (See Note 2)	310	1100 S.Hayes St Sp.Y-6	Arlington	Virginia	22202	7/13/92	1/31/13	$110,106.84
Orange Park Mall	312	1910 Wells Rd, Sp. H16	Orange Park	Florida	32073	8/29/92	2/28/19	$97,760.04
Tucson Mall	317	4500 N.Oracle Rd, Sp.274	Tuscon	Arizona	85705	7/21/93	2/28/15	$66,419.00
Fairlane Town Center	320	18900 Michigan Ave, Sp.M306	Dearborn	Michigan	48126	2/1/94	2/28/11	$51,999.96
Fairfield Commons	321	2727 Fairfield Commons	Beaver Creek	Ohio	45431	3/13/94	9/30/17	$93,702.00
Hulen Mall	323	4800 S. Hulen St Sp. 242	Fort Worth	Texas	76132	7/28/94	4/30/18	$93,600.00
Northgate Mall	326	9647 Colerain Ave, Sp.48	Cincinnati	Ohio	45251	11/28/94	12/31/14	$53,787.96
Parmatown Mall	329	7795 W. Ridgewood Dr	Parma	Ohio	44129	7/19/96	month to month	$32,000.04
Sunrise Mall	335	1155 Sunrise Mall Space 1025	Massapequa	New York	11758	11/27/96	1/31/18	$76,577.04

Schedules

Lakeline Mall	337	11200 Lakeline Mall Dr, Sp. M17	Cedar Park	Texas	78613	9/21/96	2/28/14	$86,700.00
The Block	342	20 City Blvd. West Bldg. G4, Ste 610	Orange	California	92868	11/19/98	2/28/16	$96,234.00
Sun Valley	350	264 Sun Valley Mall, Space D128	Concord	California	94520	11/11/99	2/28/11	$120,000.00
Arizona Mills	351	5000 Arizona Mills Circle Space 224	Temple	Arizona	85282	1/15/01	2/28/11	$58,515.00
The Boulevard Mall	352	3680 Maryland Parkway Sp., 146	Las Vegas	Nevada	89109	7/24/01	1/31/12	$83,232.00
Chandler Fashion Center	355	3111 West Chandler Blvd.	Chandler	Arizona	85226	10/19/01	2/29/12	$74,412.00
Great Lakes Crossing	356	4044 Baldwin Road Sp. 314	Auburn Hills	Michigan	48326	3/25/02	1/31/12	$50,000.04
Discover Mills	357	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	Georgia	30043	11/15/01	2/28/12	$68,000.04
Ontario Mills	358	One Mills Circle Space #523	Ontario	California	91764	5/9/02	2/28/12	$81,051.96
Katy Mills	362	5000 Katy Circle, Space 161	Katy	Texas	77494	11/15/03	2/28/13	$53,787.96
Fashion Show Mall	363	3200 Las Vegas Blvd. Space 2320	Las Vegas	Nevada	89109	11/28/03	2/28/14	$170,869.92
Oakridge Mall	364	925 Blossom Hill Rd.Sp. 1553	San Jose	California	95123	1/7/04	1/31/14	$97,316.04
Westfield Shoppingtown Santa Anita	365	400 South Baldwin Ave Suite #706-L	Arcadia	California	91007	10/1/04	1/31/15	$79,199.04
Irvine Spectrum	366	83 Fortune Dr #235	Irvine	California	92618	12/10/04	12/1/14	$55,320.00
The Shops at La Cantera	367	15900 La Cantera Pkwy Bldg 11, Ste 11095	San Antonio	Texas	78256	9/16/05	2/28/16	$90,000.00
Memorial City Mall	368	852 Memorial City Way	Houston	Texas	77024	10/19/04	2/28/15	$79,200.00
Citrus Park	369	8021 Citrus Park Town Center	Tampa	Florida	33625	11/26/04	1/31/15	$97,896.00
Westfield Brandon	370	355 Brandon Town Center	Brandon	Florida	33511	8/1/05	1/31/16	$102,009.96
The Shops at Tanforan	371	1150 El Camino Real Suite 101	San Bruno	California	94066	10/6/05	2/29/16	$76,566.00
Westfield Countryside	372	27001 US Highway 19 North, Suite 1063	Clearwater	Florida	33761	5/1/06	1/31/17	$92,784.96
Westfield San Francisco	374	865 Market St. Sp #314	San Francisco	California	94103	12/6/06	6/30/17	$243,198.72
The Promenade Shops at Dos Lagos	375	2785 Cabot Drive Suite #152	Corona	California	92883	10/6/06	2/28/17	$47,610.72

Schedules

Kings Plaza	376	5100 Kings Plaza Sp #159	Brooklyn	New York	11234	11/24/06	2/28/17		$211,875.00
Coastland Center	377	1900 North Tamiami Trail, Space #J-9	Naples	Florida	34102	5/1/07	4/30/17		$90,000.00
Miracle Mile	379	3663 Las Vegas Blvd., Space H125A	Las Vegas	Nevada	89109	6/1/07	2/28/18		$229,860.00
Fox Hills	380	6000 Sepulveda Blvd. Suite #1430	Culver City	California	90230	10/1/07	6/30/18		$119,853.96
Coral Square	381	9133 W. Atlantic Blvd., Space 9553	Coral Springs	Florida	33071	10/1/07	9/30/17		$92,199.96
Mandalay Bay	382	3930 Las Vegas Blvd South, Space #104	Las Vegas	Nevada	89119	8/1/07	7/31/10		$46,860.00
Edison Mall	383	4125 Cleveland Ave., Space 1700	Fort Myers	Florida	33901	9/1/07	2/28/18		$101,115.00
Seminole Town Center	384	200 Towne Center Circle, Space B-3	Sanford	Florida	32771	10/1/07	2/28/18		$64,064.04
Main Place	385	2800 N. Main Street, Space 610	Santa Ana	CA	92705	11/1/08	2/28/19		$138,579.96
Galleria at Roseville	386	1151 Galleria Blvd., Space 257B	Roseville	CA	95678	10/15/09	1/31/20		$174,750.00
Fresno Fashion Fair	387	601 East Shaw Ave.	Fresno	CA	93710	10/22/08	7/31/18		$132,605.04
Horton Plaza	388	324 Horton Plaza, Space N219	San Diego	CA	92101	4/1/08	2/28/18		$122,841.00
North County	389	200 East Via Rancho Parkway, Space D469	Escondido	CA	92025	4/15/08	2/28/18		$142,482.96
Mall of America	390	60 East Broadway, Space N275	Bloomington	MN	55425	11/15/08	1/31/19		$143,880.00
Westfield Broward Shopping Center	402	8000 West Broward Blvd., Space 1313	Plantation	FL	33388	9/23/09	4/30/11		$60,000.00
Other
Retail Corporate Office	N/A	6255 Sunset Blvd.	Hollywood	California	90028	3/1/05	2/28/15	5 years	$794,771.00
Phoenix Operations Center	N/A	5005 S 40th St.	Phoenix	Arizona	85040	9/25/98	3/31/18	5 years	$1,314,107.00
Wholesale Corporate Office	N/A	1115 Broadway	New York	New York	10010	1/1/00	12/31/10		$1,210,307.00
Sales Office and Showroom	N/A	180 Madison Avenue	New York	New York	10018	4/1/06	5/30/11		$1,115,595.00
Warehouse and Distribution	N/A	100 Highway 11 North	Poplarville	MS	39470	11/29/00	11/29/10	10 years	$7,500.00
Sample and Patternmaking	N/A	Km. 26 Bo. Dolores, Rizal	Philippines	Manila		2/1/08	1/31/11	3 years	$36,745.00
Office	N/A	12/Floor, "A" Hang Cheong Factory Bldg 1, Wing Ming Street, Cheung Sha Wan	Kowloon	Hong Kong		9/1/09	Month to Month		$3,857.00

Schedules

(1)
Stoneridge Mall (Store 280) – uncured Notice of Default in the amount of $10,505.82.  Frederick’s of Hollywood Stores, Inc., the Tenant, is currently in negotiations with the Landlord to resolve this outstanding amount.

(2)
The Fashion Center at Pentagon (Store 310) – uncured Notice of Default in the amount of $35,234.72.  Frederick’s of Hollywood Stores, Inc., the Tenant, is currently in negotiations with the Landlord to resolve this outstanding amount.

Schedules

Schedule 5.01(q)

Environmental Matters

None

Schedules

Schedule 5.01(r)

Insurance

1.
Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985 held by Frederick’s of Hollywood Group Inc. for Commercial Property with limits of $4,222,400 (blanket business personal property) and $855,000 (blank business income/extra expense).

2.	Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985 held by Frederick’s of Hollywood Group Inc. for Commercial General Liability with an aggregate limit of $2,000,000

3.	Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985 held by Frederick’s of Hollywood Group Inc. for Commercial Automobile with a limit of liability of $1,000,000.

4.	Federal Insurance Company Policy No. 79816813 Excess Liability held by Frederick’s of Hollywood Group Inc. with a limit of $20,000,000.

5.
Continental Insurance Company (CNA) Ocean Marine Policy No.OC243696 held by Frederick’s of Hollywood Group Inc. with a limit of $8,500,000 (Movie Star of Poplarville), $3,000,000 (Phoenix Distribution Center), $1,500,000 (Movie Star Phils, Inc.) $750,000 (Roundtree Merchandising, $500,000 (Cancon Logistics), $500,000 (unnamed domestic location) and $250,000 (unnamed foreign location).

6.	Illinois National Directors and Officers Liability Policy No. 018567391 held by Frederick’s of Hollywood Group Inc. with a limit of $10,000,000.

7.	XL Speciality Insurance Company Excess Directors and Officers Liability Policy No. ELU11701610 held by Frederick’s of Hollywood Group Inc. with a limit of $5,000,000.

8.	Illinois National Employment Practices Liability Policy No. 01541466 held by Frederick’s of Hollywood Group Inc. with a limit of $10,000,000.

9.
Beazley Insurance Company Commercial Property Coverage Policy No. V15LR909P held by Frederick’s of Hollywood Group Inc. with a limit of $95,220,855 (blanket personal property), and $14,362,600 (blanket business interruption and extra expense).

10.	St. Paul Fire and Marine Crime Coverage Policy No. CR09000113 held by Frederick’s of Hollywood Group Inc. with a limit of $1,000,000.

11.	American International Specialty Lines Internet Liability Policy No. 071894165 held by Frederick’s of Hollywood Group Inc. with a limit of $3,000,000.

12.	Hartford Insurance Group Workers Compensation (excludes Hawaii) Policy No. 31WBIV5908 held by Frederick’s of Hollywood Group Inc. with a limit of $1,000,000.

Schedules

13.	Hartford Insurance Group Workers Compensation (Hawaii only) Policy No. 31WBIV5142 held by Frederick’s of Hollywood Group Inc. with a limit of $1,000,000.

14.
Ace Insurance Company Foreign Package Policy No. PHF37757135 held by Frederick’s of Hollywood Group Inc. for Foreign Property with limits of $500,000 (Movie Star Phils, Inc.) and $25,000 (unnamed locations).

15.	Ace Insurance Company Foreign Package Policy No. PHF37757135 held by Frederick’s of Hollywood Group Inc. for Foreign General Liability with an aggregate limit of $2,000,000

16.	Ace Insurance Company Foreign Package Policy No. PHF37757135 held by Frederick’s of Hollywood Group Inc. for Foreign Automobile with a limit of $1,000,000.

17.	Ace Insurance Company Foreign Package Policy No. PHF37757135 held by Frederick’s of Hollywood Group Inc. for Foreign Workers Compensation with a limit of $1,000,000.

18.	Illinois National Fiduciary/Pension Trust Liability Policy No. 011783797 held by Frederick’s of Hollywood Group Inc. with a limit of $4,000,000.

19.	Hartford Casualty Insurance Company Commercial Umbrella Policy No. 31RHUZ3839 held by Frederick’s of Hollywood Group Inc. with a limit of $10,000,000.

20.	AXA Equitable Insurance Company Life Insurance Policy No. 108004618 on the life of Linda LoRe held by Frederick’s of Hollywood Group Inc. as beneficiary with a face value of $5,000,000.

Schedules

Schedule 5.01(u)
Intellectual Property

A. Intellectual Property of Frederick’s of Hollywood, Inc. (“FOH”)

1.           Trademarks
MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CALIFORNIA.
FREDERICK’S	Reg. No. (CA) 4368 Renewal No. 7565	Issued 4/30/76 Renewed 4/30/06	4/30/16	35	4/1947 3/1946	N/A	FOH	Retail sales of wearing apparel and accessories, toilet preparations, watches, books.	Next renewal due by 4/30/16.

U.S.
F (Stylized)	Reg. No. 3,532,435	Issued 11/11/2008	11/11/18	3, 18, 21, 25	3- 11/1/03 11/1/03 18-10/1/04 10/1/04 21-11/1/03 11/2/03 25- 3/1/02 3/1/03	Due 11/12/13 - 11/11/14	FOH
3-Bubble bath, body oil, body beads, body glitter; body; bath power, face powder, talcum powder, perfume, cologne, toilet water, essential oils for personal use, hand cream, body cream, face cream, face cleanser.

18-Toiletry cases of imitations leather.

21-Non-metal decorative boxes, namely, soap boxes and ceramic boxes for hair care accessories.
25-Body shapers, body suits, bustiers, camisoles, dresses, foundation garments, garter belts, lingerie, loungewear, negligees, night gowns, night shirts, pajamas, panties, pantyhose, sleepwear, stockings, tap pants, teddies, underpants.
Decl. of Continued Use & Incontestability due between 11/11/13 - 11/11/14.

F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	3, 4, 25, 35	6/2000 6/2000	Due 4/4/11-4/4/12	FOH
003 – Toilet water and body lotion.

004 – Candles.

025 - Clothing, namely, bras, breast enhancers and push-up pads.

035 - Retail store, mail order catalogue services, and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 4/4/11-4/4/12.

Schedules

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CORSETINI	85/029,166	Filed 5/3/10		03, 25	ITU		FOH
03 - Bath oil; body cream; body lotion; body oil; body powder; fragrances; perfumes and colognes; shower and bath gel; sun care lotions.
25 – Bathing suits; bras; cover-ups; lingerie; panties, shorts and briefs; swimwear.
									Application filed.

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	FOH	003 - Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream, and body massage cream.	Next renewal due by 1/11/17.

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977 Renewed	2/8/17	25	3/1946	Filed	FOH
025 - Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and [ girls' ] ), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts (men's [ and boys' ] ), shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist cinchers.
									Next renewal due by 2/8/17.

FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16	26	3/1946	Filed	FOH	026 - Hairpieces and wigs.	Next renewal due by 11/9/16.

FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.	Next renewal due by 10/26/16.

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/18	25	1946	Filed	FOH
025 - Women's and girls' dresses, brassieres, corsets, girdles, foundation garments, slips, panties, garter belts, slippers, hosiery, nightgowns, pajamas, robes, chemises, men's under shorts, and pajamas.
									Next renewal due by 7/22/18.

Schedules

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/12	25	1946	Filed	FOH
025 - [Aprons,] gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, [ coveralls, ] corsets, culottes, dresses (women's and girls), dusters, foundation garments, [ fur capes, fur coats, fur neck pieces, fur pieces, ] garter belts, garters, girdles, half slips, hosiery, [ housecoats, ] jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, [ petticoats, ] playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, undershorts, and waist cinchers.
									Next renewal due by 2/4/12.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 3,405,857	Issued 4/1/08	4/1/18	3, 4, 14, 18, 28	3 -6/1/05 4-1/1/05 14-9/1/05 18-7/1/05 28-1/1/05	3/31/13 - 4/1/14	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.
004 – Candles.
014 - Jewelry, horological and chronometric instruments, namely, watches and clocks.
018 - Handbags, wallets, purses, coin purses, tote bags, briefcases, attaché, shoulder bags, and toiletry cases made of leather and imitations of leather, sport bags, luggage.
028 - Sporting goods, namely golf balls, tennis balls, baseballs, and toys namely plush, stuffed animals and dolls; playing cards.
									Decl. of Continued Use & Incontestability due between 3/31/13-4/1/14.

Schedules

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Due 3/15/10-3/15/11	FOH
003 - Personal care products, namely shower gel, bubble bath, body lotion, body soap, body glitter, body powder, and home fragrance products, namely sachets and room fragracing sprays.

009 - Sunglasses.

025 - Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, [ footwear,] foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 -Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 3/15/10-3/15/11. Documentation pending.

Schedules

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/10	42	3/1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, (pharmaceuticals and exercising equipment and aids).	Renewal due by 12/11/10.

FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/10	35	8/11/1995	Due 11/14/05-11/14/06	FOH
035 - Computerized online retail store services featuring clothing, lingerie, undergarments, accessories for men and women, hairpieces and wigs, loungewear, activewear, hosiery, slippers, shoes, boots, swimwear and beachwear.
									Renewal due by 11/14/10.

GET CHEEKY & Design	Reg. No. 3,416,487	Issued 4/29/08	4/29/18	25	7/2002 7/2002	4/30/13 - 4/29/14	FOH	Clothing, namely women's panties, bras, underwear and lingerie.	Decl. of Cont. Use & Incontestability due between 4/30/13 – 4/29/14.

HOLLYWOOD ICON BY FREDERICK’S OF HOLLYWOOD	SN 77/937,136	Filed 2/16/10		25	ITU		FOH	Lingerie, namely slips, bras, panties, teddies, gowns, robes and chemises, shapewear, corsets, dresses, slacks, tops and skirts.	New application filed.

PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Issued 7/1/08	7/1/18	25	12/1/06 12/1/06	7/2/13 - 7/1/14	FOH	Lingerie, lingerie accessories, namely, brassieres, adhesive bras, foundation garments, breast enhancer bras, shorts and panties.	Decl. of Cont. Use & Incontestability due between 7/2/13 – 7/1/14.

SEDUCTION BY FREDERICK’S OF HOLLYWOOD	SN 77/774228	Filed 7/10/09		25	3/1/2005 3/1/2005		FOH	Lingerie, bras, bustiers, garter belts, garters, thongs, underwear.	Office Action issued. Response filed March 2010. Awaiting potential cancellation of cited SEDUCTION reg. by FAVIANA for dresses (Decl. of Use due 5/17/10-11).

Schedules

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/06	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	FOH	Clothing, namely bras.	Decl. of Cont. Use & Incontestability due between 11/1/11 – 10/31/12.

THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/06	10/17/16	35	6/2003 6/2003	10/18/11 - 10/17/12	FOH
Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
									Decl. of Continued Use & Incontestability due between 10/18/11-10/17/12.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Prefiling No. 03502129 Reg. No. 1111916	Issued 5/5/06	5/5/16	25, 35	N/A	N/A	FOH
025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Renewal due by 5/5/16.

Schedules

CANADA
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/11	N/A	FOH
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, pantyhose, paste-on bras, peignor sets, petticoats, playsuits, robes, shirts (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant-sets, pantsuits, pantyhose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Hairpieces and wigs.
- Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream and body massage cream.
SERVICES:  Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
Renewal due by 5/29/11.

FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/24	N/A	FOH
Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and girls), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
- Gowns, lingerie, blouses, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, dresses (women's and girls), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
SERVICES: Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
- Retail store and mail order services in the fields of clothing.
Renewal filed 2009. Next renewal due by 4/15/24.

Schedules

CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 5342299	Issued 3/7/10	35	N/A	FOH
Mail order catalogue and computerized on-line retail store services and advertising in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
							Notification of Receipt for Trademark Application received. Per Trademark Agent, marks taking 3 -4 years to issue. Registered 3/7/10.

FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006	25	N/A	FOH	Clothing.
Notification of Receipt for Trademark Application received.
Office Action received.  Application not allowed.  Trademark Agent recommends re-filing of application to get another review, at this time can add classes 3 (fragrance) and 14 (jewelry), as well as swimwear to new application.

Schedules

EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	Reg. Date 4/17/07	5/4/2016	3, 25, 35	N/A	N/A	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.

025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Renewal due by 5/4/16.

Schedules

FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/30/18	25	N/A	FOH	Clothing.	Renewed 9/27/08. Next renewal due by 9/30/18.
KOREA
FOH	App. No. 45-2010-0002133	Filed 5/20/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.
								Application and Power of Attorney filed.

Frederick’s of Hollywood logo	App. No. 45-2010-0002484	Filed 6/14/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.
								Application and Power of Attorney filed.

Schedules

SAUDI ARABIA

	App. No. 146749	Filed 8/19/2009		25	N/A	FOH	Clothing.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.

	App. No. 146750	Filed 8/19/2009		35	N/A	FOH	Retail services.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.

TAIWAN
FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	9/1/11		N/A	FOH	Panty hose.	Renewal due by 9/1/11

FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	10/1/11		N/A	FOH	Shirts, swim suits, and underwear.	Renewal due by 10/1/11

Schedules

2.         Copyrights

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

Schedules

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

Schedules

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

Schedules

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

Schedules

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

Schedules

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

Schedules

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

Schedules

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

Schedules

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles: Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

Schedules

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

Schedules

3.	Domain Names

Domain Name	Expiration Date
CORSETINI.COM	3/12/2011
FOH-INC.COM	5/17/2011
FOHINC.BIZ	5/16/2011
FOHINC.COM	10/13/2012
FOHINC.INFO	5/17/2011
FOHINC.MOBI	5/17/2011
FOHINC.NET	5/17/2011
FOHINC.ORG	5/17/2011
FOHINC.US	5/16/2011
FREDERICKOFHOLLYWOODLINGERIE.COM	1/9/2011
FREDERICKSBRIDAL.COM	3/15/2011
FREDERICKSCLEARANCE.COM	4/28/2012
FREDERICKSCLEARENCE.COM	4/28/2012
FREDERICKSHOLLYWOOD.COM	1/9/2012
FREDERICKSOFHOLLYWOOD.BIZ	9/14/2011
FREDERICKSOFHOLLYWOOD.NET	12/6/2010
FREDERICKSOFHOLLYWOOD.ORG	12/6/2010
FREDERICKSOFHOLLYWOOD.WS	9/15/2011
FREDERICKSOFHOLLYWOODLING.COM	9/15/2011
FREDERICKSOFHOLLYWOODLING.NET	9/15/2011
FREDERICKSOFHOLLYWOODLING.ORG	9/15/2011
FREDERICKSOFHOLLYWOODLINGERIE.COM	5/17/2011
FREDERICKSSALE.COM	4/28/2012
FREDRICKHOLLYWOOD.COM	8/29/2011
FREDRICKOFHOLYWOOD.COM	9/10/2011
FREDRICKS-OF-HOLLYWOOD.COM	12/27/2011
FREDRICKS-OF-HOLLYWOOD.NET	10/1/2011
FREDRICKS-OF-HOLLYWOOD.ORG	10/1/2011
FREDRICKSCLOTHING.COM	9/10/2011
FREDRICKSDESIGN.COM	2/4/2011
FREDRICKSINHOLLYWOOD.COM	9/10/2011
FREDRICKSLINGERIE.COM	9/10/2011
FREDRICKSOFHOLLYWOOD.BIZ	9/30/2011
FREDRICKSOFHOLLYWOOD.COM	5/11/2011
FREDRICKSOFHOLLYWOOD.NET	12/27/2011
FREDRICKSOFHOLLYWOOD.ORG	10/1/2011
FREDRICKSOFHOLLYWOODLINGE.BIZ	9/14/2011
FREDRICKSOFHOLLYWOODLINGE.COM	9/15/2011
FREDRICKSOFHOLLYWOODLINGE.NET	9/15/2011
FREDRICKSOFHOLLYWOODLINGE.ORG	9/15/2011
FREDRICKSOFHOLLYWOODLINGERIE.COM	9/10/2011
FREDRICKSOFHOLYWOOD.COM	2/4/2011

Schedules

HOLLYWOODNAUGHTYKNICKERS.COM	11/14/2010
HOLLYWOODNAUGHTYKNICKERS.NET	9/15/2011
HOLLYWOODNAUGHTYKNICKERS.ORG	9/15/2011
HOLLYWOODTRIPLEFEATURE.COM	8/22/2011
HOLLYWOODTRIPLEFEATURE.NET	6/24/2011
HOLLYWOODTRIPLETHREAT.COM	3/27/2012
MYSEXYWEDDING.COM	3/12/2011
OHYESIDO.COM	3/16/2011
SEDUCTIONBYFREDERICKS.COM	8/22/2011
SEDUCTIONBYFREDERICKS.NET	6/24/2011
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.COM	8/22/2011
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.NET	6/24/2011
SUPERSTARSALE.COM	4/30/2011
TRIPLEFEATUREBRA.COM	8/22/2011
TRIPLEFEATUREBRA.NET	6/24/2011
VOWTOBESEXY.COM	3/17/2011
WWWFREDERICKS.COM	2/6/2011
WWWFREDRICKS.COM	2/6/2011
BRAPOWER.COM	3/4/2012
FREDERICKS.COM	8/10/2011
GETCHEEKY.COM	3/1/2012
HOLLYWOODLORISE.COM	4/9/2012
HOLLYWOODLOWRISE.COM	4/9/2012

Host Names (at Data Return)	No expiration date
MAIL.FREDERICKS.COM
STAGEWEB.FREDERICKS.COM
EMAILS.FREDERICKS.COM

Schedules

4.	License and RelatedAgreements

1.	Licensing Agent Agreement, dated as of December 7, 2009, by and between Frederick’s of Hollywood, Inc. and Vault Agency, LLC.

2.	License Agreement (United States), dated as of April 27, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

3.	License Agreement, dated as of June 3, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Silver Moon Creations, Inc., as Licensee

4.	License Agreement (Korea), dated as of June 16, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

5.	License Agreement, dated as of June 17, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Pacific Group NY, LLC – Mystery House Costumes, as Licensee

6.	License Agreement, dated as of July 6, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Roffe Accessories, Inc., as Licensee

Schedules

B. Intellectual Property of Frederick’s of Hollywood Group Inc.

1.	Trademarks

Registration Number	Trademark	Expires	Class	First Use	Goods/Services	Owner	Status

	United States Trademarks

1,605,698	Cinejour	7/10/2020	25	Sep-89
LADIES' AND CHILDREN'S DAY WEAR, NAMELY PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, NAMELY ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, SHIFTS, COVER UPS, SLEEPWEAR, NAMELY GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Filed Application 6/16/2010

2,428,946	M.T.B. Meant to Be [and Design]	2/13/2011	25	Mar-00	CLOTHING, NAMELY, LOUNGEWEAR, AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/13/11

1,190,788	Movie Star	2/23/2012	25	Sep-79	LOUNGEWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

1,190,785	Sweet-Tops (Stylized)	2/23/2012	25	Apr-80	SLEEPWEAR AND LOUNGEWEAR-NAMELY, LOUNGING ROBES, NIGHT GOWNS AND PAJAMAS	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

2,546,914	Stardust	3/12/2012	25	Nov-42
LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLL PAJAMAS, CHEMISES, AND NEGLIGEES
						Frederick's of Hollywood Group Inc.	Next renewal due by 3/12/12

2,582,551	Comfy Cozy	6/18/2012	25	Feb-02	SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 6/18/12

Schedules

1,704,269	Heather Nicole	7/28/2012	25	Aug-91
LADIES' AND CHILDREN'S DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/28/12

1,209,847	Cinema Etoile (Stylized)	9/21/2012	25	Jul-81	WOMEN'S CLOTHING-NAMELY, LINGERIE, NIGHTGOWNS, AND UNDERWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 9/21/2012

1,303,849	Pam Undies (Stylized)	11/6/2014	25	Jan-56	WOMEN'S UNDERWEAR AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 11/6/2014

2,977,356	Night Maneuvers	7/26/2015	25	Jan-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/26/2015

2,039,454	Night Magic	2/18/2017	25	Jul-96
LADIES' DAY WEAR, NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR, NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR, NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 2/18/2017

345,102	Cuddl' Form (Stylized)	4/13/2017	25	Nov-36	Slips	Frederick's of Hollywood Group Inc.	Next renewal due by 4/13/2017

Schedules

3,309,506	Cinema Studio	10/9/2017	25	Jan-07
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLL PAJAMAS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES IN THE NATURE OF BRASSIERES OFSMALLER DESIGN, PANTIES, BUSTIERS, BABYDOLL PAJAMA SETS COMPRISED OF TOPS AND PANTIES, AND TWO PIECE PAJAMA SETS COMPRISED OF TOPS AND SHORTS
						Frederick's of Hollywood Group Inc.	Next renewal due by 10/9/2017

3,373,701	Knickers by Cinema Etoile	1/22/2018	25	Sep-07	Panties	Frederick's of Hollywood Group Inc.	Next renewal due by 1/22/2018

1,499,666	Starry Nites	8/9/2018	25	Feb-86	LADIES SLEEPWEAR, NAMELY NIGHTSHIRTS, BABY DOLLS, PAJAMAS, TEDDIES, PANTIES, NIGHTGOWNS, AND ROBES	Frederick's of Hollywood Group Inc.	Next renewal due by 8/9/2018

3,489,101	The Boudoir Collection	8/19/2018	25	Apr-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 8/19/2018

2,228,727	Seductive wear by Cinema Etoile	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019

2,228,739	Seductive Wear	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019

3,701,373	Sleepwear 4 Nappin' & Yappin	10/27/2019	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 10/27/2019

3,710,385	Camiette	11/10/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/10/2019

3,711,640	World's Biggest Sleep Shirt	11/17/2009	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 11/17/10

3,716,764	Demisole	11/24/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/24/2019

690,969	Movie Star	1/5/2020	25	Apr-37	UNDERGARMENTS, SLEEPWEAR, AND LINGERIE	Frederick's of Hollywood Group Inc.	Next renewal due by 1/5/2020

1,585,795	Real Shapes	3/6/2020	25	May-89	PANTIES AND COORDINATING TOPS NAMELY HALTERS, TANK TOPS, UNCONSTRUCTED BRA LIKE TOPS AND TEDDIES	Frederick's of Hollywood Group Inc.	Next renewal due by 3/6/2020

Schedules

Commonwealth of Puerto Rico

13,801	Movie Star	6/10/2016	25	Jun-66	UNDERGARMENTS SLEEPWEAR & LINGERIE	Movie Star, Inc.	Next renewal due by 6/10/2016

International Trademarks

1,265,919	Movie Star (France)	3/19/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 3/19/2014

243,927	Movie Star (Mexico)	8/10/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 8/10/2014

3,242,887	Movie Star (Japan)	12/25/2016	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 12/25/2016

B 792,537	Movie Star (Great Britain)	6/24/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 6/24/2018

19,600,224	Movie Star (Hong Kong)	11/2/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 11/2/2018

Schedules

2.       Domain Names

Domain Name	Expiration Date
MOVIESTARINC.NET	10/18/2010
FOHGROUP.COM	2/16/2011
FOHGROUP.NET	2/16/2011
FREDERICKSGROUP.COM	3/31/2011
FREDERICKSGROUP.NET	3/31/2011
CINEMAETOILE.COM	6/10/2011
MOVIESTARINC.COM	5/20/2012
MOVIESTARLINGERIE.COM	6/13/2012

Schedules

Schedule 5.01(v)

Material Contracts

A.	Agreements Involving Aggregate Consideration of $250,000 or More in Any Calendar Year

Service Agreements

1.	Select Merchant Payment Card Processing Agreement, dated as of January 10, 2003, between Paymentech, LP and Frederick’s of Hollywood Stores, Inc.

2.	Select Merchant Payment Card Processing Agreement, dated as of February 6, 2003, between Paymentech, LP and Hollywood Mail Order, LLC

3.	Printing Agreement, dated as of April 1, 2010, between Hollywood Mail Order, LLC and World Color (USA) Corp.

4.	Business Service Agreement, dated June 26, 2009, between Frederick’s of Hollywood, Inc. and Verizon Business Network Services, Inc., and amendment thereto, dated July 7, 2009.

IT Related Agreements

5.	Master Subscription Agreement, dated as of June 17, 2008, between Demandware, Inc. and Frederick’s of Hollywood, Inc.

6.	Client Services Agreement, dated as of June 17, 2008, between Demandware, Inc. and Frederick’s of Hollywood, Inc.

Marketing Agreements

7.
Master Services Agreement (ClearEdge and ChannelView Applications), dated as of December 23, 2005, between DoubleClick Inc., including its Abacus and Data Management Solutions Divisions (now a division of Epsilon Targeting), and Frederick’s of Hollywood, Inc.

8.
Master Services Agreement, dated January 13, 2010, between WhittmanHart, Inc. and Frederick’s of Hollywood, Inc., as amended by Statement of Work No. 1, dated January 13, 2010 (Social Media), and Statement of Work No. 2 (Bridal), dated January 13, 2010.

9.	Letter of Understanding, dated as of April 30, 2010, between HRHH Hotel/Casino, LLC and HRHH IP, LLC and Frederick’s of Hollywood, Inc.

10.	Master Services Agreement, dated as of August 20, 2004, between Frederick’s of Hollywood, Inc. and LinkShare Corporation

11.	Work Order, dated as of September 14, 2009, between Frederick’s of Hollywood, Inc. and Range Online Media, Inc.

Real Property and Equipment Lease Agreements

12.
Lease Agreement by and between WXI, Sun Real Estate Limited Partnership, as landlord, and Frederick’s of Hollywood, Inc., as tenant, dated August 19, 2004, for corporate headquarter premises located at 6255 Sunset Boulevard, Los Angeles, CA  90028, and First Amendment dated July 20, 2007, between USA Sunset Media LLC, as successor in interest to landlord, and tenant.

13.
Lease Agreement by and between Ryan Companies USA Inc., as landlord, and Frederick’s of Hollywood, Inc., as tenant, dated September 25, 1998 for Distribution Center premises at 5005 S. 40th Street, Phoenix, AZ  85040, as amended by First Amendment dated August 1, 1999, Second Amendment dated January 12, 2000, Third Amendment dated February 15, 2002, Fourth Amendment dated May 9, 2005 and Fifth Amendment dated December 27, 2007, between Cotton Fredericks, LLC as successor in interest to landlord, and tenant.

Schedules

14.
Lease Agreement by and between Hollywood Associates LLC, as landlord, and Frederick’s of Hollywood Stores Inc., as tenant, dated March 2, 2005 for Flagship Store at 6751 Hollywood Boulevard, Los Angeles, CA  90028.

15.
Agreements of Lease, each dated as of September 8, 2000, between Eleven Fifteen Associates and Frederick’s of Hollywood Group Inc. for the entire 11th floor and for the rear portion of the tenth floor of 1115 Broadway, NY, NY.

16.	Value Plan Lease Agreement, dated June 13, 2006, between IBM Credit LLC and Frederick’s of Hollywood Group Inc.

B.	Other Contracts Material to the Business

Financing Agreements

1.
Amended and Restated Financing Agreement dated as of January 28, 2008 by and among Frederick’s of Hollywood Group Inc. and certain of its Subsidiaries, as Borrowers, the financial institutions from time to time party thereto and Wells Fargo Retail Finance II, LLC, as the Arranger and Agent, and amendments thereto dated September 9, 2008, September 21, 2009 and October 23, 2009.

2.	Amended and Restated Revolving Credit Note, dated as of January 28, 2008, executed by the Borrowers and payable to the order of Wells Fargo Retail Finance II, LLC

3.	Security Agreement, dated as of January 28, 2008, by Frederick’s of Hollywood Group Inc. in favor of the Agent

4.	Pledge Agreement, dated as of January 28, 2008, by Frederick’s of Hollywood Group Inc. in favor of the Agent

5.	Assignment for Security (Trademarks), dated as of January 28, 2008, by Frederick’s of Hollywood Group Inc. in favor of the Agent

6.	Ratification and Reaffirmation Agreement, dated as of January 28, 2008, by the Borrowers (other than Frederick’s of Hollywood Group Inc.) and Fredericks.com, Inc. in favor of the Agent

7.	Amended and Restated Contribution Agreement, dated as of January 28, 2008, by the Borrowers and Fredericks.com, Inc. in favor of the Agent

IT Related Agreements

8.	Software License Agreement, dated as of March 10, 1986, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc.

9.	Software Support Agreement, dated as of July 1, 2003, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc.

10.	Software License Agreement, dated as of May 31, 1988, between Micros Retail, Inc. (formerly Commercialware, Inc.) and Frederick’s of Hollywood, Inc.

11.	Software Maintenance Agreement, dated as of December 5, 1995 between Micros Retail, Inc. (formerly Commercialware, Inc.) and Frederick’s of Hollywood, Inc.

Schedules

12.
Software License/Hardware Purchase Agreement (Tradewinds POS), dated June 23, 1999, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

13.
Licensed Program Maintenance Agreement (Tradewinds POS), dated June 23, 1999, as amended, between  Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

14.
Help Desk Services Agreement (Tradewinds POS), dated July 31, 2002, as amended, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

15.	Trading Partner Agreement dated October 6, 2005 between GXS, Inc. and Frederick’s of Hollywood Group Inc. and an Amendment to that agreement dated July 1, 2006.

16.	Recovery Services Agreement, dated April 1, 2006, between Sungard Availability Services LP and Frederick’s of Hollywood Group Inc., amended May 1, 2006, further amended May 1, 2009.

Insurance Policies

17.	See Schedule 5.01(r)

Equity Related Agreements

18.	1988 Amended and Restated Non-Qualified Stock Option Plan

19.	2000 Performance Equity Plan

20.	2003 Employee Equity Incentive Plan

21.	2010 Long-Term Incentive Equity Plan

22.	Non-Employee Director Compensation Plan effective January 1, 2005

23.	Annual Incentive Bonus Plan, effective June 29, 2010

C.           Agreements Relating to the License, Sale, Acquisition, Disposition or Development of any Intellectual Property Rights

1.	Licensing Agent Agreement, dated as of December 7, 2009, by and between Frederick’s of Hollywood, Inc. and Vault Agency, LLC.

2.	License Agreement (United States), dated as of April 27, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

3.	License Agreement, dated as of June 3, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Silver Moon Creations, Inc., as Licensee

4.	License Agreement (Korea), dated as of June 16, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Blue By Yoo, as Licensee

5.	License Agreement, dated as of June 17, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Pacific Group NY, LLC – Mystery House Costumes, as Licensee

6.	License Agreement, dated as of July 6, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Roffe Accessories, Inc., as Licensee

Schedules

7.	Letter Agreement, dated as of July 14, 2010 between Avalon Group Ltd. and Avalon Securities Ltd. and Frederick’s of Hollywood Group Inc.

D.           Employment and Consulting Agreements for Executive Officers that provide for severance benefits, change of control payments or payments for other personal services, exceeding $200,000 per individual

1.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

2.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 29, 2009

3.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

4.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 29, 2009

5.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

6.	Employment Agreement by and between Frederick’s of Hollywood Group Inc., FOH Holdings, Inc. and Linda LoRe, dated January 29, 2008

7.	Notice of Nonrenewal of Employment Agreement from Frederick’s of Hollywood Group Inc. to Linda LoRe, dated April 28, 2010

8.	Stock Option Agreement between FOH Holdings, Inc. and Linda LoRe, dated as of December 2, 2003

9.	Stock Option Agreement between FOH Holdings, Inc. and Linda LoRe, dated as of December 8, 2006

10.	Equity Incentive Agreement dated as of December 14, 2007 by and between FOH Holdings, Inc. and Linda LoRe, as amended.

11.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of June 1, 2010

12.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated December 10, 2004

13.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende dated October 13, 2006

14.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated January 28, 2008

15.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated June 1, 2010

16.	Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende dated as of January 28, 2008

17.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of June 1, 2010

Schedules

Schedule 5.01(y)

Name; Jurisdiction of Organization; Organizational ID Number;
Chief Place of Business; Chief Executive Office; FEIN

Name/Chief Place of Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN

FREDERICK’S OF HOLLYWOOD GROUP INC. 1115 Broadway New York, New York 10010	New York	None	13-5651322

FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	2749384	36-4155442

FREDERICK'S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	0580404	95-2666265

FREDERICK’S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C16109-98	95-4698882

FREDERICKS.COM, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C9434-99	36-4306605

HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	LLC5354-99	95-4755205

Schedules

5.01(bb)

Transactions with Affiliates

1.	The purchase and sale of inventory to Cinejour Lingerie, Inc., a wholly-owned subsidiary of Frederick’s of Hollywood Group Inc.

2.	Employment related agreements with Executive Officers: See Schedule 5.01(v)(D)

3.	Non-Employee Director Stock Option Agreements:

•	Stock Option Agreement, dated December 6, 2004 between Peter Cole and Frederick’s of Hollywood Group Inc.

•	Stock Option Agreement, dated December 6, 2004 between John Eisel and Frederick’s of Hollywood Group Inc.

•	Stock Option Agreement dated January 28, 2008 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC

•	Stock Option Agreement dated July 28, 2008 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC

•	Stock Option Agreement dated as of December 8, 2006, between FOH Holdings, Inc. and Milton J. Walters

4.	Warrants:

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Tokarz Investments, LLC

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Global Event Driven Fund L.P.

•
Three year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•
Five year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•
Seven year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

5.	Lock Up Agreements

Lock Up Agreements, each dated as of May 18, 2010, by and between Frederick’s of Hollywood Group Inc. and each of Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

Schedules

5.01(cc)

Equity Capitalization

Authorized, Issued and Outstanding Capital Stock of Group and Shares Reserved for Issuance:

Total Shares Authorized	Common Stock, $.01 par value	Preferred Stock, $.01 par value
	200,000,000	10,000,000

Shares Issued and Outstanding	38,118,199	0

Shares reserved for issuance
Shares issuable upon exercise of stock options granted and outstanding	3,002,724
Shares in the form of stock options and other equity awards available for grant	3,941,209
Shares issuable upon exercise of outstanding warrants	4,678,746
Total shares reserved for issuance	11,622,679

(i)           Share capital of Frederick’s of Hollywood Group Inc. subject to preemptive rights or similar rights:  NONE

(ii)          Securities, contracts or arrangements by which Frederick’s of Hollywood Group Inc. or any of its Subsidiaries is or may become bound to issue additional share capital:

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Tokarz Investments, LLC

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Global Event Driven Fund L.P.

•
Series A Warrant, dated March 16, 2010, to purchase an aggregate of 1,162,820 shares of common stock of Frederick’s of Hollywood Group Inc. issued to the purchasers party to the Securities Purchase Agreement, dated as of March 16, 2010, between Frederick’s of Hollywood Group Inc. and each of the purchasers

•
Series B Warrant, dated March 16, 2010, to purchase an aggregate of 1,162,820 shares of common stock of Frederick’s of Hollywood Group Inc. issued to the purchasers party to the Securities Purchase Agreement, dated as of March 16, 2010, between Frederick’s of Hollywood Group Inc. and each of the purchasers

•	Series B Warrant, dated March 16, 2010, to purchase 218,029 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Avalon Securities Ltd.

(iii)         Outstanding credit facilities:  Existing Wells Fargo Agreement and related documents

(iv)         Financing statements securing obligations:  See Schedule 6.02(b)

(v)          Registration rights agreements for which Group of any of its Subsidiaries is or could be subject to financial penalties:  NONE

(vi)         Outstanding securities with redemption or similar provisions:  NONE

(vii)        Liabilities or obligations required to be disclosed in SEC Documents but not so disclosed:  NONE

(viii)       Outstsanding SEC comment letters:  NONE

Schedules

Schedule 6.01(s)

Debt Service Coverage Ratio

Computation Period Ending	Debt Service Coverage Ratio

Fiscal Year Ending July 2011;	1:50: 1.00

Each Quarterly Period thereafter
measured on an LTM basis.	1:50: 1.00

Schedules

Schedule 6.02(b)

Existing Liens

Tangible Assets

DEBTOR	SECURED PARTY/CREDITOR	STATE	UCC OR FILING NUMBER	FILING DATE	COLLATERAL	ADDITIONAL FILING INFORMATION
TANGIBLE ASSETS
Frederick’s of Hollywood Group Inc.	Wells Fargo Retail Finance II, LLC, as agent	NY	200801290081909	1/29/08	Blanket
Frederick’s of Hollywood Group Inc.	Fursa Master Global Event Driven Fund L.P. Fursa Capital Partners LP Blackfriars Master Vehicle LLC – Series 2 Fursa Master Rediscovered Opportunities Fund L.P.	NY	200801290086074	1/29/08	Blanket	Termination Statement filed 7/23/10 File Number 201007230401081
Frederick’s of Hollywood Group Inc.	Verizon Credit Inc.	NY	200907205660035	7/20/09	Cisco data equipment	Lessee/Lessor
Movie Star, Inc. (now known as Frederick’s of Hollywood Group Inc.)	The CIT Group/Commercial Services, Inc.	NY	200606280536198	6/28/06	Accounts, documents of title, general intangibles, inventory and other collateral as described	Termination statement filed 7/23/10 File number 201007230401093
Movie Star, Inc. (now known as Frederick’s of Hollywood Group Inc.)	IBM Credit LLC	NY	200607175708654	7/17/06	IBM leased equipment	Lessee/Lessor
Movie Star, Inc. (now known as Frederick’s of Hollywood Group Inc.)	NY Department of Taxation and Finance	NY	000126325-01	11/17/88	N/A	$11,777.52 State Tax Lien

Schedules

DEBTOR	SECURED PARTY/CREDITOR	STATE	UCC OR FILING NUMBER	FILING DATE	COLLATERAL	ADDITIONAL FILING INFORMATION
FOH Holdings, Inc.	Wells Fargo Retail Finance II, LLC, as agent	DE	30029085	1/6/03	Blanket	Assignment filed 5/22/03 Continuation filed 8/8/07
FOH Holdings, Inc.	Fursa Master Global Event Driven Fund, L.P., a Cayman Islands limited partnership Blackfriars Master Vehicle LLC – Series 2, a Delaware limited liability company Fursa Capital Partners LP, a Delaware limited partnership Fursa Master Rediscovered Opportunities Fund, L.P., a Cayman Islands limited partnership	DE	80341873	1/29/08	Blanket	Termination Statement filed 7/22/10 2010 2556326
Frederick’s of Hollywood, Inc.	Wells Fargo Retail Finance II, LLC, as agent	DE	30029051	1/6/03	Blanket	Assignment filed 1/6/03 Continuation filed 8/8/07
Frederick’s of Hollywood, Inc.	Fursa Master Global Event Driven Fund, L.P., a Cayman Islands limited partnership Blackfriars Master Vehicle LLC – Series 2, a Delaware limited liability company Fursa Capital Partners LP, a Delaware limited partnership Fursa Master Rediscovered Opportunities Fund, L.P., a Cayman Islands limited partnership	DE	80341873	1/29/08	Blanket	Termination Statement filed 7/22/10 2010 2556326

Schedules

DEBTOR	SECURED PARTY/CREDITOR	STATE	UCC OR FILING NUMBER	FILING DATE	COLLATERAL	ADDITIONAL FILING INFORMATION
Fredericks.com, Inc.	Wells Fargo Retail Finance II, LLC, as agent	NV	2003000339-5	1/6/03	Blanket	Assignment filed 6/21/03 Continuation filed 11/21/07
Fredericks.com, Inc.	Fursa Master Global Event Driven Fund L.P. Fursa Capital Partners LP Blackfriars Master Vehicle LLC – Series 2 Fursa Master Rediscovered Opportunities Fund L.P.	NV	2008003191-4	1/30/08	Blanket	Termination Statement filed 7/22/10 Filing Number 2010018376-8
Fredericks.com.Inc.	Wells Fargo Retail Finance II, LLC, as agent	NV	2008034178-3	11/6/08	Blanket
Frederick’s of Hollywood Stores, Inc.	Wells Fargo Retail Finance II, LLC, as agent	NV	2003000343-4	1/6/03	Blanket	Assignment filed 6/25/03 Continuation filed 11/9/07
Frederick’s of Hollywood Stores, Inc.	Fursa Master Global Event Driven Fund L.P. Fursa Capital Partners LP Blackfriars Master Vehicle LLC – Series 2 Fursa Master Rediscovered Opportunities Fund L.P.	NV	2008003191-4	1/30/08	Blanket	Termination Statement filed 7/22/10 Filing Number 2010018376-8

Schedules

DEBTOR	SECURED PARTY/CREDITOR	STATE	UCC OR FILING NUMBER	FILING DATE	COLLATERAL	ADDITIONAL FILING INFORMATION
Frederick’s of Hollywood Stores, Inc.	Wells Fargo Retail Finance II, LLC	NV	2008034177-1	11/6/08	Blanket
Hollywood Mail Order, LLC	Wells Fargo Retail Finance II, LLC, as agent	NV	2003000345-8	1/6/03	Blanket	Assignment filed 5/21/03 Continuation filed 11/21/07
Hollywood Mail Order, LLC	Fursa Master Global Event Driven Fund L.P. Fursa Capital Partners LP Blackfriars Master Vehicle LLC – Series 2 Fursa Master Rediscovered Opportunities Fund L.P.	NV	2008003191-4	1/30/08	Blanket	Termination Statement filed 7/22/10 Filing Number 2010018376-8
Hollywood Mail Order, LLC	Wells Fargo Retail Finance II, LLC, as agent	NV	2008034176-9	11/6/08	Blanket

Schedules

Intangible Assets
OWNER	MARK	SER. NO. / REG. NO.	FILED / ISSUED	EXP. DATE	ASSIGNMENT / SECURITY INTEREST

Frederick’s of Hollywood, Inc.	F [Stylized]	Reg. No. 3,532,435	Registered 11/11/2008	11/11/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	F [Stylized]	Reg. No. 3,076,474	Registered 4/4/2006	4/4/2016	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	FREDERICK’S	Reg. No. 1,051,548	Registered 10/26/1976	10/26/2016
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICK’S	Reg. No. 1,052,485	Registered 11/9/1976	11/9/2016
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICK’S	Reg. No. 1,055,867	Registered 1/11/1977	1/11/2017
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Schedules

OWNER	MARK	SER. NO. / REG. NO.	FILED / ISSUED	EXP. DATE	ASSIGNMENT / SECURITY INTEREST

Frederick’s of Hollywood, Inc.	FREDERICK’S	Reg. No. 1,058,525	Registered 2/8/1977 Renewed	2/8/2017
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICK’S [Stylized]	Reg. No. 664,746	Registered 7/22/1958	7/22/2018
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICKS.COM	Reg. No. 2,403,596	Registered 11/14/2000	11/14/2010
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Registered 12/11/1990	12/11/2010
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Frederick’s of Hollywood, Inc.	FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Registered 2/4/1992	2/4/2012
Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Assignment for Security to Wells Fergo Retail Finance LLC, Recorded 2/26/2003 at Reel/Frame 2610/0984

Schedules

OWNER	MARK	SER. NO. / REG. NO.	FILED / ISSUED	EXP. DATE	ASSIGNMENT / SECURITY INTEREST

Frederick’s of Hollywood, Inc.	FREDERICK’S OF HOLLYWOOD [Stylized]	Reg. No. 2,932,489	Registered 3/15/2005	3/15/2015	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	FREDERICK’S OF HOLLYWOOD [Stylized]	Reg. No. 3,405,857	Registered 4/1/2008	4/1/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	GET CHEEKY [and Design]	Reg. No. 3,416,487	Registered 4/29/2008	4/29/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Registered 7/1/2008	7/1/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	THE HOLLYWOOD EXXTREME CLEAVAGE [and Design]	Reg. No. 3,164,722	Registered 10/31/2006	10/31/2016	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Frederick’s of Hollywood, Inc.	THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Registered 10/17/2006	10/17/2016	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 1/31/2008 at Reel / Frame 3708/0058

Schedules

3.	Registrations owned by Frederick’s of Hollywood Group, Inc.

OWNER	MARK	SER. NO. / REG. NO.	FILED / ISSUED	EXP. DATE	ASSIGNMENT / SECURITY INTEREST
Frederick’s of Hollywood Group, Inc.	CINEJOUR	Reg. No. 1,605,698	Registered 7/10/1990	7/10/2020	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	CINEMA ETOILE [Stylized]	Reg. No. 1,209,847	Registered 9/21/1982	9/21/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	CINEMA STUDIO	Reg. No. 3,309,506	Registered 10/9/2007	10/9/2017	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	COMFY COZY	Reg. No. 2,582,551	Registered 6/18/2002	6/18/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	CUDDL'FORM [Stylized]	Reg. No. 345,102	Registered 4/13/1937	4/13/2017	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	HEATHER NICOLE	Reg. No. 1,704,269	Registered 7/28/1992	7/28/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	KNICKERS BY CINEMA ETOILE	Reg. No. 3,373,701	Registered 1/22/2008	1/22/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	MOVIE STAR	Reg. No. 690,969	Registered 1/5/1960	1/5/2020	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	MOVIE STAR	Reg. No. 1,190,788	Registered 2/23/1982	2/23/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	M·T·B MEANT TO BE [and Design]	Reg. No. 2,428,946	Registered 2/13/2001	2/13/2011	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400

Schedules

OWNER	MARK	SER. NO. / REG. NO.	FILED / ISSUED	EXP. DATE	ASSIGNMENT / SECURITY INTEREST
Frederick’s of Hollywood Group, Inc.	NIGHT MANEUVERS	Reg. No. 2,977,356	Registered 7/26/2005	7/26/2015	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	NIGHT MAGIC	Reg. No. 2,039,454	Registered 2/18/1997	2/18/2017	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	PAM UNDIES [Stylized]	Reg. No. 1,303,849	Registered 11/6/1984	11/6/2014	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	REAL SHAPES	Reg. No. 1,585,795	Registered 3/6/1990	3/6/2020	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	SEDUCTIVE WEAR	Reg. No. 2,228,739	Registered 3/2/1999	3/2/2019	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	SEDUCTIVE WEAR BY CINEMA ETOILE	Reg. No. 2,228,727	Registered 3/2/1999	3/2/2019	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	STARDUST	Reg. No. 2,546,914	Registered 3/12/2002	3/12/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	STARRY NITES	Reg. No. 1,499,666	Registered 8/9/1988	8/9/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	SWEET-TOPS [Stylized]	Reg. No. 1,190,785	Registered 2/23/1982	2/23/2012	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400
Frederick’s of Hollywood Group, Inc.	THE BOUDOIR COLLECTION	Reg. No. 3,489,101	Registered 8/19/2008	8/19/2018	Security Interest to Wells Fargo Retail Finance II, LLC, as agent, Recorded on 3/5/2008 at Reel / Frame 3738/0400

Schedules

Schedule 6.02(f)

Existing Investments

None

Schedules

Schedule 6.02(j)

Transactions with Affiliates

1.	The purchase and sale of inventory to Cinejour Lingerie, Inc., a wholly-owned subsidiary of Frederick’s of Hollywood Group Inc.

2.	Employment related agreements with Executive Officers: See Schedule 5.01(v)(D)

3.	Non-Employee Director Stock Option Agreements:

•	Stock Option Agreement, dated December 6, 2004 between Peter Cole and Frederick’s of Hollywood Group Inc.

•	Stock Option Agreement, dated December 6, 2004 between John Eisel and Frederick’s of Hollywood Group Inc.

•	Stock Option Agreement dated January 28, 2008 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC

•	Stock Option Agreement dated July 28, 2008 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC

•	Stock Option Agreement dated as of December 8, 2006, between FOH Holdings, Inc. and Milton J. Walters

4.	Warrants:

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Tokarz Investments, LLC

•	Warrant, dated January 28, 2008, to purchase 298,296 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Global Event Driven Fund L.P.

•
Three year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•
Five year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•
Seven year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

5.	Lock Up Agreements

Lock Up Agreements, each dated as of May 18, 2010, by and between Frederick’s of Hollywood Group Inc. and each of Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

Schedules

Schedule 6.02(k)

Limitations on Dividends and Other Payment Restrictions

Existing Wells Fargo Agreement and related documents

Schedules

EXHIBIT A

Form of Guaranty

See Exhibit 10.2 to this Form 8-K

EXHIBIT B

Form of Note

See Exhibit 10.3 to this Form 8-K

EXHIBIT C

Form of Security Agreement

See Exhibit 10.4 to this Form 8-K

EXHIBIT D

Form of Intercreditor Agreement

See Exhibit 10.7 to this Form 8-K